                            WELLS FARGO FUNDS TRUST

                           WELLS FARGO VARIABLE TRUST

                             EVERGREEN EQUITY TRUST

                          EVERGREEN FIXED INCOME TRUST

                         EVERGREEN INTERNATIONAL TRUST

                          EVERGREEN MONEY MARKET TRUST

                           EVERGREEN MUNICIPAL TRUST

                         EVERGREEN SELECT EQUITY TRUST

                      EVERGREEN SELECT FIXED INCOME TRUST

                      EVERGREEN SELECT MONEY MARKET TRUST

                        EVERGREEN VARIABLE ANNUITY TRUST



                                 AGREEMENT AND

                                    PLAN OF

                                 REORGANIZATION



                           DATED AS OF MARCH 1, 2010

     This AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") is made as of this March 1, 2010, by and among Wells Fargo Funds Trust and Wells Fargo Variable Trust (each a "WFA Fund Trust"), each a Delaware statutory trust, for itself and with respect to each of its series that is an Acquiring Fund, as defined below, or a Target Fund, as defined below, each WFA Fund Trust, Acquiring Fund and Target Fund acting on its own behalf separately from all of the other parties hereto and not jointly or jointly and severally with any other party hereto; Evergreen Equity Trust, Evergreen Fixed Income Trust, Evergreen International Trust, Evergreen Money Market Trust, Evergreen Municipal Trust, Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust, Evergreen Select Money Market Trust and Evergreen Variable Annuity Trust (each an "Evergreen Fund Trust"), each a Delaware statutory trust, for itself and with respect to each of its series that is a Target Fund, as defined below, each Evergreen Fund Trust and Target Fund acting on its own behalf separately from all of the other parties hereto and not jointly or jointly and severally with any other party hereto; as to Section 17 of this Plan only, Wells Fargo Funds Management, LLC ("Wells Fargo Funds Management"), the investment adviser to each series of each WFA Fund Trust; and as to Section 17 of this Plan only, Evergreen Investment Management Company, LLC ("EIMC"), the investment adviser to each series of each Evergreen Fund Trust;



     WHEREAS, the WFA Fund Trusts and the Evergreen Fund Trusts are open-end management investment companies registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, Wells Fargo Funds Management and EIMC are "affiliated persons" of each other under Section 2(a)(3)(C) of the 1940 Act due to their common ownership;

     WHEREAS, the parties desire that each Acquiring Fund acquire all of the Assets of its Corresponding Target Fund, as defined below, in return for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the Liabilities of the Corresponding Target Fund; and that such shares of the Acquiring Fund be distributed to the shareholders of the Corresponding Target Fund in connection with the liquidation and termination of the Corresponding Target Fund (each transaction between an Acquiring Fund and its Corresponding Target Fund, a "Reorganization");

     WHEREAS, this Plan contemplates multiple Reorganizations but is intended to have effect in respect of each Reorganization as a separate agreement and plan of reorganization between an Acquiring Fund and one Corresponding Target Fund and is to be read and interpreted accordingly;

     WHEREAS, each Acquiring Fund and each WFA Fund Trust acting for itself and on behalf of such Acquiring Fund, and each Target Fund and each Selling Fund Trust acting for itself and on behalf of such Target Fund, is acting separately from all of the other parties and their series, as applicable, and not jointly or jointly and severally with any other party;

     WHEREAS, without limiting the foregoing, references in this Plan to "the WFA Fund Trust" and "the Selling Fund Trust" or otherwise to parties to this Plan shall be references only to the WFA Fund Trust or the Selling Fund Trust whose series are engaged in any specific Reorganization transaction; and

     WHEREAS, the parties intend that each Reorganization qualify as a "reorganization," within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that each Acquiring Fund and its Corresponding Target Fund will be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Reorganization;

     NOW, THEREFORE, in accordance with the mutual promises described herein, the parties agree as follows:

     1. Definitions.

   The following terms shall have the following meanings:

1933 Act ....................  The Securities Act of 1933, as amended.

1934 Act ....................  The Securities Exchange Act of 1934, as amended.


Acquiring Class .............   The class of shares of an Acquiring Fund that a
                                WFA Fund Trust will issue to a Target Fund in respect of the Assets and Liabilities of the Target Fund attributable to the Corresponding
                                Target Class, as set forth in Annex A.

Acquiring Fund ..............   Each Fund listed in the column entitled
                                "Acquiring Fund" in Annex A.

Acquiring Fund Financial
Statements ..................   The audited financial statements of an
                                Acquiring Fund for its most recently completed fiscal year together with the unaudited financial statements of the Acquiring Fund for any semi-annual period completed since the end of the most recently completed fiscal year, in each case to the extent available.

Active Reorganization .......   Each Reorganization set forth in the Active
                                Reorganization Table on Annex A.

Annex A .....................   Annex A to this Plan, as it may be amended from
                                time to time.

Assets ......................   All property and assets of any kind and all
                                interests, rights, privileges and powers of or attributable to a Fund, whether or not determinable at the appropriate Effective Time and wherever located. Assets include, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables and receivables for shares sold) owned by a Fund and any deferred or prepaid expense shown as an asset on such Fund's books.

Assets List ..................   A list of securities and other Assets of or
                                 attributable to a Fund as of the date provided.

Board ........................   The Board of Trustees of a WFA Fund Trust or an
                                 Evergreen Fund Trust.

Closing Date .................   The closing date for each Reorganization listed
                                 in the column entitled "Closing Date" in Annex
                                 A or such other date as the parties may agree to in writing, including any postponements described in the definition of Valuation Time.

Corresponding Acquiring          The Acquiring Fund share class set forth
Class ........................   opposite a Target Class in Annex A.

Corresponding Acquiring          The Acquiring Fund set forth opposite a Target
Fund .........................   Fund in Annex A.

Corresponding Target Class ...   The Target Fund share class set forth opposite
                                 an Acquiring Class in Annex A.

Corresponding Target Fund ....   The Target Fund set forth opposite an Acquiring
                                 Fund in Annex A.

Effective Time ...............   9:00 a.m. Eastern Time on the business day
                                 following the Closing Date of a Reorganization, or such other time and date as the parties may agree to in writing.

Fund .........................   An Acquiring Fund or a Target Fund.

HSR Act ......................   The Hart-Scott-Rodino Antitrust Improvements
                                 Act of 1976, as amended.

Liabilities ..................   All liabilities of, or allocated or
                                 attributable to, a Fund, whether known or unknown, accrued or unaccrued, absolute or contingent, conditional or fixed, matured or unmatured. For clarity and without limitation, the Liabilities of a Target Fund of an Evergreen Fund Trust include all of its present or future obligations (or the obligations of any Evergreen Fund Trust relating to the Target
                                 Fund) under or in respect of deferred
                                 compensation and as to indemnification
                                 (including without limitation with respect to any action, suit, or proceeding, whether or not currently pending or threatened).

Material Agreements ..........   The agreements set forth in Schedule A, as it
                                 may be amended from time to time.

Reorganization Documents ....   With respect to an Acquiring Fund, such bills
                                of sale, assignments, and other instruments of transfer as the WFA Fund Trust in question reasonably deems necessary or desirable to effect any Corresponding Target Fund's transfer of all of its rights and title to and interest in its Assets to the Acquiring Fund. With respect to a Target Fund, such instruments of assumption, instruments of transfer, and other documents as the Selling Fund Trust in question reasonably deems necessary or desirable to effect the Corresponding Acquiring Fund's assumption of all of the Target Fund's
                                Liabilities.

Schedule A ..................   Schedule A to this Plan, as it may be amended
                                from time to time.

Selling Fund Trust ..........   Each WFA Fund Trust and Evergreen Fund Trust
                                that has a Target Fund as a series.

Shell Acquiring Fund ........   Each Acquiring Fund set forth in the "Shell
                                Reorganization Table" in Annex A.

Shell Reorganization ........   Each Reorganization set forth in the Shell
                                Reorganization Table in Annex A.

Target Class ................   The Target Fund share class set forth opposite
                                an Acquiring Class in Annex A.

Target Fund .................   Each Fund listed in the column entitled "Target
                                Fund" in Annex A.

Target Fund Financial
Statements ..................   The audited financial statements of a Target
                                Fund for its most recently completed fiscal year together with the unaudited financial statements of the Target Fund for any semi-annual period completed since the end of the most recently completed fiscal year, in each case to the extent available.

Valuation Time ..............   With respect to each Reorganization, the last
                                time on the Closing Date, or such other time and date as the parties may agree to in writing, when a WFA Fund Trust determines the net asset value of the shares of the Acquiring
                                Fund as set forth in the Acquiring Fund's registration statement on Form N-1A. In the event the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund shall be closed to trading, or trading thereon shall be restricted or trading or the reporting of trading on the New York Stock Exchange or other primary trading market shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or any Target Fund is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.
                                In such event, the Effective Time shall
                                automatically be postponed so that it occurs on the first business day after the Valuation
                                Time.


     2. Regulatory Filings. For each Reorganization, the WFA Fund Trust whose series is the Acquiring Fund shall prepare and file any required filings including, without limitation, filings with state or foreign securities regulatory authorities in connection with the Reorganization, and each Selling Fund Trust whose series is a Corresponding Target Fund shall assist the WFA Fund Trust in preparing any such required filings.

     3. Transfer of Target Fund Assets. Each Selling Fund Trust, with respect to each of its series that is a Target Fund, and each WFA Fund Trust, with respect to each of its series that is an Acquiring Fund, shall take the following steps with respect to each Reorganization involving that Target Fund or Acquiring Fund:

          (a) Within a reasonable time prior to the Closing Date, the Target Fund shall provide, if requested, its Assets List to its Corresponding Acquiring Fund. The Target Fund may sell any investment on the Assets List prior to the Valuation Time. After the Target Fund provides the Assets List, the Target Fund will notify its Corresponding Acquiring Fund of its purchase or incurrence of additional investments or of any additional encumbrances, rights, restrictions or claims not reflected on the Assets List, within a reasonable time period after such purchase or incurrence. Within a reasonable time after receipt of the Assets List and prior to the Closing Date, the Corresponding Acquiring Fund will advise the Target Fund in writing of any investments shown on the Assets List that the Corresponding Acquiring Fund has reasonably determined to be impermissible or inconsistent with the investment objective, policies and restrictions of the Corresponding Acquiring Fund.

          (b) The Selling Fund Trust shall assign, transfer, deliver and convey the Target Fund's Assets to its Corresponding Acquiring Fund at the Reorganization's Effective Time. In exchange for the transfer of the Assets, the Corresponding Acquiring Fund shall simultaneously assume the Target Fund's Liabilities and issue and deliver to the Target Fund full and fractional shares of beneficial interest of each Acquiring Class. The Corresponding Acquiring Fund shall determine the number of shares of each Acquiring Class to issue by dividing the value of the Assets net of Liabilities attributable to its Corresponding Target Class by the net asset value of one Acquiring Class share. Based on this calculation, the Corresponding Acquiring Fund shall issue shares of beneficial interest of each Acquiring Class with an aggregate net asset value equal to the value of the Assets net of Liabilities of the Corresponding Target Class. The Corresponding Acquiring Fund shall then accept the Target Fund's Assets and assume the Target Fund's Liabilities such that at and after the Effective Time (i) all of the Target Fund's Assets shall become and be Assets of its Corresponding Acquiring Fund and (ii) all of the Target Fund's Liabilities at the Effective Time shall attach to the Corresponding Acquiring Fund, and be enforceable against the Corresponding Acquiring Fund to the same extent as if initially incurred by the Corresponding Acquiring Fund.

          (c) The parties shall determine the net asset value of the Acquiring Fund shares to be delivered, and the value of the Assets to be conveyed net of Liabilities, as of the Valuation Time in accordance with the applicable WFA Fund Trust's current valuation procedures as described in the then-current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund. For money market funds, the net asset value of the Acquiring Fund shares to be delivered, and the value of the Assets to be conveyed net of Liabilities, will be calculated using the amortized cost valuation procedures approved by the Board of the WFA Fund Trust, as described in the then-current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund. The parties shall make all computations to the fourth decimal place or such other decimal place as the parties may agree to in writing.

          (d) The Selling Fund Trust shall cause its custodian to transfer the Target Fund's Assets with good and marketable title to the account of its Corresponding Acquiring Fund. The Selling Fund Trust shall also cause its custodian to transfer all cash in the form of immediately available funds.
In addition, the Selling Fund Trust shall cause its custodian to transfer any Assets that were not transferred to the Acquiring Fund's account at the Effective Time to the Acquiring Fund's account at the earliest practicable date thereafter.

     4. Liquidation and Termination of Target Funds, Registration of Shares and Access to Records. Each Selling Fund Trust, with respect to each of its series that is a Target Fund, and each WFA Fund Trust, with respect to each of its series that is an Acquiring Fund, shall take the following steps with respect to each Reorganization involving that Target Fund or Acquiring Fund:

          (a) At or as soon as is reasonably practical after the Effective Time, the Selling Fund Trust shall distribute to shareholders of record of each Target Class the shares of beneficial interest of its Corresponding Acquiring Class pro rata on the basis of the shares of the Target Class owned by such shareholders. Each shareholder also shall have the right to receive, at or as soon as practicable after the Effective Time, any unpaid dividends or other distributions that the Selling Fund Trust may have declared with respect to the Target Class shares. The WFA Fund Trust shall record on its books the ownership by the Target Fund shareholders of the Corresponding Acquiring Fund shares. The WFA Fund Trusts do not issue certificates representing the Acquiring Fund shares, and shall not be responsible for issuing certificates to shareholders of the Target Funds. The Selling Fund Trust shall wind up the affairs of the Target Fund and shall take all steps as are necessary and proper to dissolve, liquidate and terminate the Target Fund and the Selling Fund Trust (to the extent it is an Evergreen Fund Trust) in accordance with applicable law and regulations and its Declaration of Trust and By-Laws, as soon as is reasonably practicable after the Effective Time.

          (b) At and after the Closing Date, the Selling Fund Trust, with respect to the Target Fund, shall provide the applicable WFA Fund Trust, with respect to the Corresponding Acquiring Fund, and its transfer agent with immediate access to: (i) all of its records containing the names, addresses and taxpayer identification numbers of all of the Target Fund's shareholders and the number and percentage ownership of the outstanding shares of the Target Class owned by each shareholder immediately prior to the Effective Time; and
(ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) in the possession or control of the Selling Fund Trust relating to the Target Fund shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Any payments made to service providers in connection with such direction shall be borne by both Wells Fargo Funds Management and EIMC pursuant to Section 17 of this Plan. As soon as practicable following the Reorganization, the Selling Fund Trust shall deliver all books and records with respect to the Target Fund in its possession or control, including books and records showing the ownership of all of the issued and outstanding shares of each Target Class, to the WFA Fund Trust, and the WFA Fund Trust shall thereafter have the responsibility to preserve and maintain, or to cause its service providers to preserve and maintain, all such records received by it in accordance with Section 31 of, and Rule 31a-1 and 31a-2 under, the 1940 Act.

          5. Representations, Warranties and Agreements of a Selling Fund Trust. Each Selling Fund Trust, for itself and with respect to each of its series that is a Target Fund, separately and not jointly, represents and warrants to, and agrees with, the applicable WFA Fund Trust in any Reorganization involving such Target Fund, as follows:

          (a) The Selling Fund Trust is a statutory trust, duly created, validly existing and in good standing under the laws of the State of Delaware. The Board of the Selling Fund Trust duly established and designated the Target Fund as a series of the Selling Fund Trust and each Target Class as a class of the Target Fund. The Selling Fund Trust is an open-end management investment company registered with the SEC under the 1940 Act, and such registration is in full force and effect.

          (b) The Selling Fund Trust has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as now being conducted and as described in its currently effective registration statement on Form N-1A as filed with the SEC, to enter into this Plan and to consummate the transactions contemplated herein.

          (c) The Board of the Selling Fund Trust has duly authorized the execution and delivery of this Plan and approved the performance of the transactions contemplated herein. Duly authorized officers of the Selling Fund Trust have executed and delivered this Plan. This Plan represents a valid and binding obligation of the Selling Fund Trust with respect to the Target Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan do not, and the consummation of the transactions contemplated by this Plan will not, violate any law or regulation applicable to the Selling Fund Trust, the Declaration of Trust or By-Laws of the Selling Fund Trust or any agreement, indenture, instrument, contract or other undertaking to which the Selling Fund Trust is a party or by which it is bound. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund Trust of the transactions contemplated by this Plan, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and insurance, securities or blue sky laws of any U.S. state or the District of Columbia or Puerto Rico.

          (d) The Target Fund has qualified and met the requirements for treatment as a "regulated investment company" under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations, and will continue to so qualify until the Effective Time and has computed (or will compute) its federal income tax liability, if any, under Sections 852 and 4982 of the Code.

          (e) The Selling Fund Trust has duly authorized and validly issued all of the issued and outstanding shares of the Target Fund and all of those shares are, and on the Closing Date will be, validly outstanding, fully paid and non-assessable, and were and will have been offered for sale and sold in conformity, in all material respects, with the registration or qualification requirements of all applicable federal and state securities laws. There are, and will be as of the Closing Date, no outstanding options, warrants or other rights to subscribe for or purchase any Target Fund shares, nor are there outstanding any securities convertible into Target Fund shares.

          (f) The Selling Fund Trust with respect to the Target Fund is, and at the Effective Time will be, in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act and all applicable state securities laws, and from the date of this Plan through the Closing Date will comply in all material respects with all newly adopted rules and regulations under the 1940 Act on or before their compliance dates. The Selling Fund Trust with respect to the Target Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the registration statement on Form N-1A as currently in effect in respect of it. The value of the net assets of the Target Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of such Target Fund, except as has been disclosed to its Corresponding Acquiring Fund.

          (g) Except as otherwise provided herein, the Selling Fund Trust shall operate the business of the Target Fund in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include, without limitation: (i) the declaration and payment of dividends and distributions pursuant to standard dividend and distribution policies approved by such Target Fund's Board prior to the date of this Plan or otherwise in the ordinary course of business, (ii) the declaration and payment of any other dividends and distributions deemed advisable by the Target Fund after consultation with its Corresponding Acquiring Fund in anticipation of the Reorganization, including the declaration and payment of dividends necessary to avoid a fund-level tax for the taxable year ending on the Closing Date and, as applicable, any prior taxable year in respect of which such Target Fund is eligible as of the Closing Date to declare a "spillback" dividend under Section 855 of the Code, and (iii) the taking of any other commercially reasonable action in anticipation of the Reorganization (and obtaining such additional "run off" insurance coverage as the Selling Fund Trust's Board may approve, and selling assets for purposes of recognizing taxable gains to offset tax-loss carryforwards).

          (h) At the Effective Time, the Selling Fund Trust with respect to the Target Fund will have good and marketable title to its Assets and full right, power and authority to assign, transfer, deliver and convey such Assets.

          (i) The Target Fund Financial Statements fairly present the financial position of the Target Fund as of the date indicated. The Target Fund Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied.

          (j) To the knowledge of the Selling Fund Trust, except as has been disclosed to its Corresponding Acquiring Fund, the Target Fund has no material Liabilities, whether or not determined or determinable, other than: 1) Liabilities disclosed or provided for in the Target Fund Financial Statements; and 2) Liabilities incurred in the ordinary course of business subsequent to the Target Fund Financial Statements. The Target Fund does not have any Liabilities to any service provider of the Selling Fund Trust for fees previously waived or deferred by such service provider.

          (k) Except as has been disclosed to its Corresponding Acquiring Fund:
(i) the Selling Fund Trust does not know of any claims, actions, suits, inquiries, investigations or proceedings of any type pending or threatened against the Selling Fund Trust in respect of the Target Fund, the Target Fund or their Assets or businesses, or against any investment adviser or principal underwriter of the Target Fund relating to the services such adviser or underwriter provides to the Target Fund; and (ii) the Selling Fund Trust does not know of any facts that it currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, inquiry, investigation or proceeding against the Selling Fund Trust in respect of the Target Fund, the Target Fund or their Assets or businesses, or against any investment adviser or principal underwriter of the Target Fund relating to the services such adviser or underwriter provides to the Target Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts. Except as has been disclosed to its Corresponding Acquiring Fund, the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect in a material manner, its financial condition, results of operations, business, properties or Assets or the Target Fund's ability to consummate the transactions contemplated by this Plan.

          (l) All contracts and agreements other than an Evergreen Fund Trust's Agreement and Declaration of Trust and Bylaws, each as amended, that are material to the Target Fund's business and to which the Selling Fund Trust is a party or by which it is bound, in each case, in respect of the Target Fund, are listed on Schedule A. Except as has been disclosed to its Corresponding Acquiring Fund, no material default has occurred and is continuing in respect of the Target Fund under any such contract or agreement.

          (m) The Selling Fund Trust has timely filed all tax returns in respect of The Target Fund for all of its taxable years to and including its most recent taxable year required to be filed on or before the date of this Plan, has paid all taxes payable pursuant to such returns, and has made available to the Corresponding Acquiring Fund all of the Target Fund's previously filed tax returns. To the knowledge of the Selling Fund Trust, no such tax return has been or is currently under audit, and no assessment has been asserted with respect to any return. The Selling Fund Trust will file all of the Target Fund's tax returns (and pay any taxes due thereon) for all of its taxable periods ending on or before the Closing Date not previously filed on or before their due dates (taking account of any valid extensions thereof).

          (n) Since the date of the most recent Target Fund Financial Statements, there has been no material adverse change in the financial condition, business, properties or Assets of the Target Fund. For purposes of this provision, the effects of investment underperformance, negative investment performance or net redemptions shall not, individually or in the aggregate, be deemed to give rise to any such change.

          (o) The current prospectus and statement of additional information, each as supplemented, of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (p) Any information provided in writing by the Selling Fund Trust in respect of the Target Fund or by the Target Fund for use, to the extent applicable, in a WFA Fund Trust's registration statement on Form N-14 relating to the Reorganization (the "Registration Statement"), does not, and from the date provided through and until the date of the shareholder meeting will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

          (q) The Target Fund shall issue and deliver or cause its custodian to issue and deliver to the Secretary of the WFA Fund Trust a certificate identifying the Assets of the Target Fund held by it as of the Valuation Time.

          (r) Subject to the provisions of this Plan, the Target Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan, including any actions required to be taken after the Closing Date.

     6. Representations, Warranties and Agreements of a WFA Fund Trust. Each WFA Fund Trust, for itself and with respect to each of its series that is an Acquiring Fund, separately and not jointly, represents and warrants to, and agrees with the applicable Selling Fund Trust in any Reorganization involving such Acquiring Fund, as follows:

          (a) The WFA Fund Trust is a statutory trust duly created, validly existing and in good standing under the laws of the State of Delaware. The Board of the WFA Fund Trust duly established and designated the Acquiring Fund as a series of the WFA Fund Trust and each Acquiring Class as a class of the Acquiring Fund. The WFA Fund Trust is an open-end management investment company registered with the SEC under the 1940 Act, and such registration is in full force and effect.

          (b) The WFA Fund Trust has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as now being conducted and as described in its currently effective registration statement on Form N-1A as filed with the SEC, to enter into this Plan and to consummate the transactions contemplated herein.

          (c) The Board of the WFA Fund Trust has duly authorized the execution and delivery of this Plan and approved the performance of the transactions contemplated herein. Duly authorized officers of the WFA Fund Trust have executed and delivered this Plan. This Plan represents a valid and binding obligation of the WFA Fund Trust with respect to the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan do not, and the consummation of the transactions contemplated by this Plan will not, violate any law or regulation applicable to the WFA Fund Trust, the Declaration of Trust or By-Laws of the WFA Fund Trust or any agreement, indenture, instrument, contract or other undertaking to which the WFA Fund Trust is a party or by which it is bound. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the WFA Fund Trust of the transactions contemplated by this Plan, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and insurance, securities or blue sky laws of any U.S. state or the District of Columbia or Puerto Rico.

          (d) The Acquiring Fund has qualified and met the requirements for treatment as a "regulated investment company" under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations, and will continue to so qualify until the Effective Time and has computed (or will compute) its federal income tax liability, if any, under Sections 852 and 4982 of the Code.

          (e) If the Reorganization is a Shell Reorganization, the applicable Acquiring Fund shall have no Assets or Liabilities as of the Closing Date, and there shall be no issued and outstanding shares of such Acquiring Fund prior to or at the Closing Date, other than those acquired, assumed or issued in order to facilitate the commencement of the operations of such Acquiring Fund.

          (f) The WFA Fund Trust has duly authorized and validly issued all of the issued and outstanding shares of the Acquiring Fund and all of those shares are, and on the Closing Date will be, validly outstanding, fully paid and non-assessable, and were and will have been offered for sale and sold in conformity, in all material respects, with the registration or qualification requirements of all applicable federal and state securities laws. Before the Closing Date, the WFA Fund Trust shall have duly authorized the shares of the Acquiring Fund to be issued and delivered to the Target Fund as of the Effective Time. When issued and delivered, the shares of the Acquiring Fund shall have been registered for sale under the 1933 Act and qualified under all applicable state securities laws and shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of them. There are, and will be as of the Closing Date, no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor are there outstanding any securities convertible into Acquiring Fund shares.

          (g) The WFA Fund Trust with respect to the Acquiring Fund is, and at the Effective Time will be, in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act, and all applicable state securities laws, and from the date of this Plan through the Closing Date will comply in all material respects with all newly adopted rules and regulations under the 1940 Act on or before their compliance dates. The WFA Fund Trust with respect to the Acquiring Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the registration statement on Form N-1A as currently in effect in respect of it. The value of the net assets of the Acquiring Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of such Acquiring Fund, except as has been disclosed to its Corresponding Target Fund.

          (h) Except as otherwise provided herein, the WFA Fund Trust shall operate the business of the Acquiring Fund in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include, without limitation: (i) the declaration and payment of dividends and distributions pursuant to standard dividend and distribution policies approved by such Acquiring Fund's Board prior to the date of this Plan,
(ii) the declaration and payment of any other dividends and distributions deemed advisable by mutual agreement of such Acquiring Fund and its Corresponding Target Fund in anticipation of the Reorganization, and (iii) the taking of any other commercially reasonable action in anticipation of the Reorganization.

          (i) The Acquiring Fund Financial Statements fairly present the financial position of the Acquiring Fund as of the date indicated. The Acquiring Fund Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied.

          (j) To the knowledge of the WFA Fund Trust, except as has been disclosed to its Corresponding Target Fund, the Acquiring Fund has no material Liabilities, whether or not determined or determinable, other than: 1) Liabilities disclosed or provided for in the Acquiring Fund Financial Statements, and 2) Liabilities incurred in the ordinary course of business subsequent to the Acquiring Fund Financial Statements. The Acquiring Fund does not have any Liabilities to any service provider of the WFA Fund Trust for fees previously waived or deferred by such service provider.

          (k) Except as has been disclosed to its Corresponding Target Fund, (i) the WFA Fund Trust does not know of any claims, actions, suits, inquiries, investigations or proceedings of any type pending or threatened against the WFA Fund Trust in respect of the Acquiring Fund, the Acquiring Fund or their Assets or businesses, or against any investment adviser or principal underwriter of the Acquiring Fund relating to the services such adviser or underwriter provides to the Acquiring Fund; and (ii) the WFA Fund Trust does not know of any facts that it currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, inquiry, investigation or proceeding against the WFA Fund Trust in respect of the Acquiring Fund, the Acquiring Fund or any investment adviser or principal underwriter of the Acquiring Fund relating to the services such adviser or underwriter provides to the Acquiring Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts. Neither the WFA Fund Trust in respect of the Acquiring Fund, nor to its knowledge, any investment adviser or principal underwriter of the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect in a material manner, its financial condition, results of operations, business, properties or Assets or the Acquiring Fund's ability to consummate the transactions contemplated by this Plan.

          (l) All contracts and agreements that are material to the Acquiring Fund's business are listed on Schedule A. Except as has been disclosed to its Corresponding Target Fund, no material default has occurred and is continuing in respect of the Acquiring Fund under any such contract or agreement.

          (m) The WFA Fund Trust has timely filed all tax returns in respect of the Acquiring Fund for all of its taxable years to and including its most recent taxable year required to be filed on or before the date of this Plan, has paid all taxes payable pursuant to such returns and has made available to the Corresponding Target Fund all of the Acquiring Fund's previously filed tax returns. To the knowledge of the WFA Fund Trust, no such return is currently under audit and no assessment has been asserted with respect to any return. The WFA Fund Trust will file all of the Acquiring Fund's tax returns (and pay any taxes due thereon) for all of its taxable periods ending on or before the Closing Date not previously filed on or before their due dates (taking account of any valid extensions thereof).

          (n) Since the date of the most recent Acquiring Fund Financial Statements, there has been no material adverse change in the financial condition, business, properties or Assets of the Acquiring Fund. For purposes of this provision, the effects of investment underperformance, negative investment performance or net redemptions shall not, individually or in the aggregate be deemed to give rise to any such change.

          (o) The current prospectus and statement of additional information and registration statement on Form N-1A of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (p) To the extent applicable, as of the effective date of the WFA Fund Trust's Registration Statement, the date of the meeting of shareholders of the Target Fund relating to the Reorganization, and the Closing Date, the Prospectus/Proxy Statement (the "Prospectus/Proxy Statement") which forms a part of the Registration Statement and the Registration Statement insofar as it relates to the applicable WFA Fund Trust in respect to the Acquiring Fund or the Acquiring Fund itself, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Target Fund to the Acquiring Fund in writing for use in the Registration Statement or the Prospectus/Proxy Statement.

          (q) At the Effective Time, the Acquiring Fund shall issue and deliver or cause its transfer agent to issue and deliver to the Secretary of the Selling Fund Trust a confirmation evidencing that the shares of the Acquiring Fund to be credited at the Effective Time have been credited to the Corresponding Target Fund's account on the books of the Acquiring Fund.

          (r) Subject to the provisions of this Plan, the Acquiring Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan, including any actions required to be taken after the Closing Date.

          (s) Each Acquiring Fund Trust, on behalf of each Acquiring Fund, agrees that any information regarding the Corresponding Target Fund that is known, or reasonably should be known, by any of the Selling Fund Trust or the Selling Fund Trust's investment adviser or any one or more of their officers, employees or affiliates shall be deemed to have been disclosed to the Acquiring Fund prior to the date of this Plan or the Valuation Time, whichever is earlier.

     7. Conditions to a Target Fund's Obligations. The obligations of the Selling Fund Trust with respect to each of its series that is a Target Fund in a Reorganization shall be subject to satisfaction of the following conditions precedent, provided however, that Sections 7(e), 7(f) 7(p), 7(q) and 7(r) are conditions precedent only with respect to Reorganizations involving Target Funds that are series of an Evergreen Fund Trust:

          (a) The shareholders of the Target Fund shall have approved the Reorganization if and to the extent, and in the manner, required by the Selling Fund Trust's Declaration of Trust or By-Laws and applicable law, or if shareholder approval is otherwise sought by the Selling Fund Trust in respect of the Target Fund. For clarity, the failure of any one Target Fund's shareholders to satisfy this condition shall release the Selling Fund Trust of its obligation under this Plan with respect to the Reorganization involving that Target Fund but not with respect to any other Reorganization.

          (b) This Plan and the transactions contemplated by it shall have been approved by the affirmative vote of (i) at least a majority of the Board of the WFA Fund Trust (including a majority of those Trustees who are not "interested persons" of any party to this Plan, as defined in Section 2(a)(19) of the 1940
Act) and (ii) at least a majority of the Board of the Selling Fund Trust (including a majority of those Trustees who are not "interested persons" of any party to this Plan, as defined in Section 2(a)(19) of the 1940 Act). The WFA Fund Trust shall have duly executed and delivered to the Target Fund its Corresponding Acquiring Fund's Reorganization Documents.

          (c) All representations and warranties of the WFA Fund Trust made in this Plan that are not by their terms qualified as to materiality shall be true and correct in all material respects, and all representations and warranties of the WFA Fund Trust made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case as if made at and as of the Valuation Time and the Effective Time.

          (d) The WFA Fund Trust shall have delivered to the Selling Fund Trust a certificate dated as of the Closing Date and executed in its name by its Secretary or Treasurer (or Assistant Secretary or Assistant Treasurer) stating:
1) that all representations and warranties of the WFA Fund Trust made in this Plan that by their terms are not qualified as to materiality are true and correct in all material respects, and all representations and warranties of the WFA Fund Trust made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case at and as of the Valuation Time; 2) that the Target Fund's Assets are consistent with its Corresponding Acquiring Fund's investment objectives, policies and restrictions and that the Target Fund's Assets may be lawfully acquired by its Corresponding Acquiring Fund and the Target Fund's Liabilities may be lawfully assumed by its Corresponding Acquiring Fund; and 3) that the WFA Fund Trust with respect to the Target Fund has complied with all of the agreements and covenants to be performed or satisfied by it under this Plan in respect of the Acquiring Fund.

          (e) The Selling Fund Trust shall have received an opinion of Richards, Layton & Finger, P.A., as special Delaware counsel to the WFA Fund Trust, in form and substance reasonably satisfactory to the Selling Fund Trust and dated as of the Closing Date, addressed to the Selling Fund Trust, with respect to the Target Fund, to the effect that:

               (1) The WFA Fund Trust has been duly formed and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. Section 3801, et seq. (the "Act"), and has the power and authority under its Declaration of Trust and the Act to execute, deliver and perform its obligations under this Plan. Under the Act and its Declaration of Trust, the WFA Fund Trust has the requisite trust power and authority to own all of its properties and conduct its business all as described in its Declaration of Trust;

               (2) The execution and delivery of this Plan and the consummation by the WFA Fund Trust of the applicable transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of the WFA Fund Trust under its Declaration of Trust and the Act. Assuming execution and delivery by duly authorized officers of the WFA Fund Trust, this Plan has been duly executed and delivered by the WFA Fund Trust;

               (3) The WFA Fund Trust has the power to execute, deliver and perform its obligations under this Plan

               (4) This Plan constitutes a legal, valid and binding agreement of the WFA Fund Trust, enforceable against the WFA Fund Trust, in accordance with its terms;

               (5) The Acquiring Fund that is a series of the WFA Fund Trust has been duly established as a separate series under the WFA Fund Trust's Declaration of Trust and Section 3806(b)(2) of the Act;

               (6) Each Acquiring Class of the Acquiring Fund has been duly established as a class of beneficial interests of the Acquiring Fund under the WFA Fund Trust's Declaration of Trust and Section 3806(b)
     (1) of the Act;

               (7) The shares of the Acquiring Fund to be delivered as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and, subject to any shareholder payments set forth in a specified section of the WFA Fund Trust's Declaration of Trust, if any, non-assessable beneficial interests in the Acquiring Fund, and under the governing instruments of WFA Fund Trust, no shareholder of the Acquiring Fund has any preemptive right or similar rights thereof;

               (8) Neither the execution, delivery and performance by the WFA Fund Trust of this Plan, nor the consummation by the WFA Fund Trust of the applicable transactions contemplated thereby, violates (i) the Declaration of Trust of the WFA Fund Trust or (ii) any law, rule, or regulation of the State of Delaware applicable to the WFA Fund Trust; and

               (9) Neither the execution, delivery and performance by the WFA Fund Trust of this Plan, nor the consummation by such WFA Fund Trust of any of the applicable transactions contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of any governmental authority or agency of the State of Delaware.

In rendering such opinion, such counsel may assume all conditions precedent set forth in this Plan have been satisfied and such counsel may include other customary assumptions and qualifications for opinions of this type, including without limitation, customary enforceability assumptions (including the effect of principles of equity, including principles of commercial reasonableness and good faith and fair dealing) and that the Trustees of the WFA Fund Trust have complied with their fiduciary duties in approving this Plan and that the Reorganizations are fair in all respects. In addition, such counsel need not express an opinion with respect to any provisions of this Plan that purport to obligate the WFA Fund Trust to cause other persons or entities to take certain actions or act in a certain way insofar as such opinion would relate to the actions of such other persons or entities, any provisions of this Plan to the extent that such provisions purport to bind the Trustees of the WFA Fund Trust in the exercise of their fiduciary duties or to bind parties not a signatory to this Plan and any provision of this Plan to the extent such provision relates to the dissolution or liquidation of the WFA Fund Trust or series thereof.

          (f) The Selling Fund Trust shall have received an opinion of Goodwin Procter LLP, as counsel to the WFA Fund Trust, in form and substance reasonably satisfactory to the Selling Fund Trust and dated as of the Closing Date, addressed to the Selling Fund Trust, with respect to the Target Fund that:

               (1) The WFA Fund Trust is an open-end, management investment company registered under the 1940 Act;

               (2) The execution and delivery of this Plan did not, and the consummation of the Reorganization will not, violate any Material Agreement or any law, rule or regulation to which the WFA Fund Trust is a party or by which it is bound;

               (3) The Registration Statement has become effective under the 1933 Act, and to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued by the SEC and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act; and

               (4) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the WFA Fund Trust of the Reorganization, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those acts, or that may be required under state securities or blue sky laws.

In rendering such opinion, such counsel may (i) rely on the opinion of other counsel to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and Delaware law, (iv) rely on certificates (reasonably acceptable to the Selling Fund Trust) of officers or Trustees of the WFA Fund Trust, (v) assume that each of this Plan and each Material Agreement is governed by the laws of the State of Delaware or the Commonwealth of Massachusetts.

          (g) The Selling Fund Trust shall have received an opinion, dated as of the Closing Date, of Proskauer Rose LLP, upon which each Target Fund and its shareholders may rely based upon factual representations required by Proskauer Rose LLP made in certificates provided to Proskauer Rose LLP by the WFA Fund Trust and Selling Fund Trust and in a form reasonably satisfactory to the Selling Fund Trust substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, the Reorganization will constitute a "reorganization," within the meaning of Section 368(a) of the Code.

          (h) There shall not be in effect on the Closing Date any order, judgment, injunction or other decree of any court of competent jurisdiction restraining, enjoining, or otherwise prohibiting or making illegal the consummation of the transactions contemplated by this Plan. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.

          (i) If applicable, the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The SEC has not issued any unfavorable advisory report under Section 25(b) of the 1940 Act relating to, or instituted any proceeding seeking to enjoin consummation of, the Reorganization under
Section 25(c) of the 1940 Act.

          (j) The WFA Fund Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization's Valuation Time and Closing Date.

          (k) The Selling Fund Trust shall have received from the WFA Fund Trust a duly executed instrument reasonably acceptable to it whereby the Acquiring Fund assumes its Corresponding Target Fund's Liabilities.

          (l)     Wells Fargo Funds Management, EIMC and the Board of each
WFA Fund Trust and each Evergreen Fund Trust (collectively, the "Addressees") shall have received a letter dated as of the effective date of the Registration Statement from KPMG LLP ("KPMG") addressed to the Addressees with respect to each Target Fund and each Acquiring Fund (that is not a Shell Acquiring Fund) for which KPMG serves as the independent registered public accounting firm in form and substance reasonably satisfactory to the Addressees, that, on the basis of limited procedures reasonably agreed to by the Addressees and described in such letter (but not an examination in accordance with generally accepted auditing standards), describes KPMG's determinations as to whether:

               (1) The unaudited pro forma financial statements and pro forma adjustments included in the Registration Statement materially agree to the underlying accounting records or with written estimates provided by the Addressees in respect of the Target Fund and the Acquiring Fund;

               (2) The data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement materially agree to the underlying accounting records or with written estimates provided by the Addressees in respect of the Target Fund and the Acquiring Fund; and

               (3) The pro forma capitalization tables appearing in the Registration Statement agree to the information set forth in item (1) of this Section 7(l) for the Target Fund and the Acquiring Fund.

          (m) With respect to each Shell Reorganization, the Addressees shall have received a letter dated as of the effective date of the Registration Statement from KPMG addressed to them with respect to each Shell Acquiring Fund and its Corresponding Target Fund for which KPMG serves as the independent registered public accounting firm in form and substance reasonably satisfactory to the Addressees, that, on the basis of limited procedures reasonably agreed to by the Addressees and described in such letter (but not an examination in accordance with generally accepted auditing standards), describes KPMG's determinations as to whether:

               (1) The data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement materially agree to the underlying accounting records or with written estimates provided by the

     Addressees in respect of the Shell Acquiring Fund and its Corresponding Target Fund; and

               (2) The pro forma capitalization tables appearing in the Registration Statement materially agree to the underlying accounting records or with written estimates provided by Wells Fargo Funds Management in respect of a Shell Acquiring Fund and EIMC in respect of its Corresponding Target Fund.

          (n) Neither party shall have terminated this Plan with respect to the Reorganization pursuant to Section 10 of this Plan.

          (o) The Selling Fund Trust shall have taken all steps required to terminate any agreements with its service providers with respect to the Target Fund and shall have discharged in the normal course of business any and all payment obligations under such agreements prior to or simultaneously with the Reorganization.

          (p) In connection with its evaluation of qualified candidates and its independent determination to nominate Michael S. Scofield and K. Dun Gifford to the Board of each WFA Fund Trust and Wells Fargo Master Trust ("WFA Master Trust"), the Board of each WFA Fund Trust and WFA Master Trust shall have taken all action necessary or appropriate to appoint and constitute such nominees duly appointed members of the Board of each such Trust, their service as such to become effective at the Effective Time of any Reorganization with a Closing Date of July 9, 2010 as listed in Annex A, and such action shall be in full force and effect. Simultaneously with the effectiveness of his appointment as a member of the Board of a WFA Fund Trust or WFA Master Trust, each of Messrs. Scofield and Gifford shall resign his service as a member of the Board of all Evergreen Fund Trusts that are open-end management investment companies (for the avoidance of doubt, excluding Asset Allocation Trust).

          (q) The Advisory Committee of the Trustees of the Legacy Evergreen Funds shall have been duly established in accordance with the "Charter of the Advisory Committee of the Trustees of the Legacy Evergreen Funds," and the related letter agreement of Wells Fargo Funds Management shall be in full force and effect.

          (r) Arrangements reasonably satisfactory to the Board of the Selling Fund Trust shall have been implemented in respect of insurance; deferred compensation; indemnity; pending or threatened litigation, actions, claims, or proceedings of any kind in respect of any of the Evergreen Funds or any of their Trustees or officers; and such other matters as the Board may reasonably determine.

     8. Conditions to an Acquiring Fund's Obligations. The obligations of each WFA Fund Trust with respect to each of its series that is an Acquiring Fund in a Reorganization shall be subject to satisfaction of the following conditions precedent, provided however, that Sections 8(e) and 8(f) are conditions precedent only with respect to Reorganizations involving Target Funds that are series of an Evergreen Fund Trust:

          (a) The shareholders of the Target Fund shall have approved the Reorganization if and to the extent, and in the manner, required by the Selling Fund Trust's Declaration of Trust or By-Laws and applicable law, or if shareholder approval is otherwise sought by the Selling Fund Trust in respect of the Target Fund. For clarity, the failure of any one Target Fund's shareholders to satisfy this condition shall release the WFA Fund Trust of its obligation under this Plan with respect to the Reorganization involving that Target Fund but not with respect to any other Reorganization.

         (b) This Plan and the transactions contemplated by it shall have been approved by the affirmative vote of (i) at least a majority of the Board of the WFA Fund Trust (including a majority of those Trustees who are not "interested persons" of any party to this Plan, as defined in Section 2(a)(19) of the 1940
Act) and (ii) at least a majority of the Board of the Selling Fund Trust (including a majority of those Trustees who are not "interested persons" of any party to this Plan, as defined in Section 2(a)(19) of the 1940 Act). The Selling Fund Trust shall have duly executed and delivered to the Acquiring Fund its Corresponding Target Fund's Reorganization Documents.

         (c) All representations and warranties of the Selling Fund Trust made in this Plan that are not by their terms qualified as to materiality shall be true and correct in all material respects, and all representations and warranties of the Selling Fund Trust made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case as if made at and as of the Valuation Time and the Effective Time.

         (d) The Selling Fund Trust shall have delivered to the WFA Fund Trust a certificate dated as of the Closing Date and executed in its name by its Secretary or Treasurer (or Assistant Secretary or Assistant Treasurer) stating:
1) that all representations and warranties of the Selling Fund Trust made in this Plan that by their terms are not qualified as to materiality are true and correct in all material respects, and all representations and warranties of the Selling Fund Trust in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case at and as of the Valuation Time; and 2) that the Selling Fund Trust with respect to the Target Fund has complied with all of the agreements and covenants to be performed or satisfied by it under this Plan.

         (e) The WFA Fund Trust shall have received an opinion of Richards, Layton & Finger, P.A., as special Delaware counsel to the Evergreen Fund Trust, in form and substance reasonably satisfactory to the WFA Fund Trust and dated as of the Closing Date, addressed to the WFA Fund Trust, with respect to the Acquiring Fund, substantially to the effect that:

               (1) The Evergreen Fund Trust has been duly formed and is validly existing in good standing as a statutory trust under 12 Del. C. Section 3801, et seq. of the Act, and has the power and authority under its Declaration of Trust and the Act to execute, deliver and perform its obligations under this Plan. Under the Act and its Declaration of Trust, the Evergreen Fund Trust has the requisite trust power and authority to own all of its properties and conduct its business all as described in its Declaration of Trust;

               (2) Assuming that the shareholders of the Target Fund have duly approved the Reorganization, the execution and delivery of this Plan and the consummation by the Evergreen Fund Trust of the applicable transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of the Evergreen Fund Trust under its Declaration of Trust and the Act. Assuming execution and delivery by duly authorized officers of the Evergreen Fund Trust, this Plan has been duly executed and delivered by the Evergreen Fund Trust;

              (3) The Evergreen Fund Trust has the power to execute, deliver and perform its obligations under this Plan;

              (4) This Plan constitutes a legal, valid and binding agreement of the Evergreen Fund Trust, enforceable against the Evergreen Fund Trust, in accordance with its terms;

              (5) The Target Fund that is a series of the Evergreen Fund Trust has been duly established as a separate series under the Evergreen Fund Trust's Declaration of Trust and Section 3806(b)(2) of the Act;

              (6) Each Target Class of the Target Fund that is a series of the Evergreen Fund Trust has been duly established as a class of beneficial interests of the Target Fund under the Evergreen Fund Trust's Declaration of Trust and Section 3806(b)(1) of the Act;

              (7) Assuming that the shareholders of the Target Fund have duly approved the Reorganization, neither the execution, delivery and performance by the Evergreen Fund Trust of this Plan, nor the consummation by the Evergreen Fund Trust of the applicable transactions contemplated thereby, violates (i)the Declaration of Trust or By-Laws of the Evergreen Fund Trust or (ii) any law, rule or regulation of the State of Delaware applicable to the Evergreen Fund Trust; and

               (8) Neither the execution, delivery and performance by Evergreen Fund Trust of this Plan, nor the consummation by such Evergreen Fund Trust of any of the applicable transactions contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware.

In rendering such opinion, such counsel may assume all conditions precedent set forth in this Plan have been satisfied and such counsel may include other customary assumptions and qualifications for opinions of this type, including without limitation, customary enforceability assumptions (including the effect of principles of equity, including principles of commercial reasonableness and good faith and fair dealing) and that that the Trustees of the Evergreen Fund Trust have complied with their fiduciary duties in approving this Plan and that the Reorganizations are fair in all respects. In addition, such counsel need not express an opinion with respect to any provisions of this Plan that purport to obligate the Evergreen Fund Trust to cause other persons or entities to take certain actions or act in a certain way insofar as such opinion would relate to the actions of such other persons or entities, any provisions of this Plan to the extent that such provisions purport to bind the Trustees of the Evergreen Fund Trust in the exercise of their fiduciary duties or to bind parties not a signatory to this Plan and any provision of this Plan to the extent such provision relates to the dissolution or liquidation of the Evergreen Fund Trust or series thereof.

          (f) The WFA Fund Trust shall have received an opinion of Ropes & Gray LLP, as counsel to the Evergreen Fund Trust, in form and substance reasonably satisfactory to the WFA Fund Trust and dated as of the Closing Date, addressed to the WFA Fund Trust, with respect to the Acquiring Fund, substantially to the effect that:

               (1) The Evergreen Fund Trust is an open-end, management investment company registered under the 1940 Act;

               (2) The execution and delivery of this Plan did not, and the consummation of the Reorganization will not, violate any Material Agreement or any law, rule or regulation to which the Evergreen Fund Trust is a party or by which it is bound; and

               (3) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Evergreen Fund Trust of the Reorganization, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those acts, or that may be required under state securities or blue sky laws, or the HSR Act.

In rendering such opinion, such counsel may (i) rely on the opinion of other counsel to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and Massachusetts law, (iv) rely on certificates (reasonably acceptable to the WFA Fund Trust) of officers or Trustees of the Evergreen Fund Trust, and
(v) assume that each Material Agreement is governed by the laws of the Commonwealth of Massachusetts.

          (g) The WFA Fund Trust shall have received an opinion, dated as of the Closing Date, of Proskauer Rose LLP, upon which each Acquiring Fund and its shareholders may rely, based upon factual representations required by Proskauer Rose LLP made in certificates provided to Proskauer Rose LLP by the WFA Fund Trust and the Selling Fund Trust and in a form reasonably satisfactory to the WFA Fund Trust substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, the Reorganization will constitute a "reorganization," within the meaning of Section 368(a) of the Code.

          (h) There shall not be in effect on the Closing Date any order, judgment, injunction or other decree of any court of competent jurisdiction restraining, enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated by this Plan. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.

          (i) If applicable, the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The SEC has not issued any unfavorable advisory report under Section 25(b) of the 1940 Act relating to, or instituted any proceeding seeking to enjoin consummation of, the Reorganization under Section 25(c) of the 1940 Act.

          (j) The Selling Fund Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization's Valuation Time and Closing Date.

          (k) The Addressees shall have received a letter dated as of the effective date of the Registration Statement from KPMG addressed to the Addressees with respect to each Target Fund and each Acquiring Fund (that is not a Shell Acquiring Fund) for which KPMG serves as the independent registered public accounting firm in form and substance reasonably satisfactory to the Addressees, that, on the basis of limited procedures reasonably agreed to by the Addressees and described in such letter (but not an examination in accordance with generally accepted auditing standards), describes KPMG's determinations as to whether:

               (1) The unaudited pro forma financial statements and pro forma adjustments included in the Registration Statement materially agree to the underlying accounting records or with written estimates provided by the Addressees in respect of the Target Fund and the Acquiring Fund;

               (2) The data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement materially agree to the underlying accounting records or with written estimates provided by the Addressees in respect of the Target Fund and the Acquiring Fund; and

               (3) The pro forma capitalization tables appearing in the Registration Statement agree to the information set forth in item (1) of this Section 8(k) for the Target Fund and the Acquiring Fund.

          (l) With respect to each Shell Reorganization, the Addressees shall have received a letter dated as of the effective date of the Registration Statement from KPMG addressed to them with respect to each Shell Acquiring Fund and its Corresponding Target Fund for which KPMG serves as the independent registered public accounting firm in form and substance reasonably satisfactory to the Addressees, that, on the basis of limited procedures reasonably agreed to by the Addressees and described in such letter (but not an examination in accordance with generally accepted auditing standards), describes KPMG's determinations as to whether:

               (1) The data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement materially agree to the underlying accounting records or with written estimates provided by the

     Addressees in respect of the Shell Acquiring Fund and its Corresponding Target Fund; and

               (2) The pro forma capitalization tables appearing in the Registration Statement materially agree to the underlying accounting records or with written estimates provided by Wells Fargo Funds Management in respect of a Shell Acquiring Fund and EIMC in respect of its Corresponding Target Fund.

           (m) Except to the extent prohibited by law, and unless, in the opinion of Proskauer Rose LLP, a Target Fund's Reorganization constitutes a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code prior to the Valuation Time, each Target Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to the Target Fund shareholders, with respect to taxable periods or years ending on or before the Effective Time for which the Target Fund is eligible to take a deduction for dividends paid, all of its previously undistributed (i) "investment company taxable income" within the meaning of
Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code), (ii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iii) net capital gain (within the meaning of Section 1222(11) of the Code), if any.

          (n) Neither party shall have terminated this Plan with respect to the Reorganization pursuant to Section 10 of this Plan.

          (o) The Selling Fund Trust shall have taken all steps required to terminate any agreements with its service providers with respect to the Target Fund and shall have discharged in the normal course of business any and all payment obligations under such agreements prior to or simultaneously with the Reorganization.

          (p) The Selling Fund Trust shall have delivered to the WFA Fund Trust, or shall have made provision for delivery as promptly as practicable after the Effective Time of, a statement, accurate and complete in all material respects, of (i) Assets of the Target Fund, showing the tax basis of such Assets for federal income tax purposes by lot and the holding periods of such Assets for such purposes, as of the Valuation Time; (ii) the capital loss carryforwards for each Target Fund for federal income tax purposes and the taxable year(s) of the Target Fund (or its predecessors) in which such capital losses were recognized;
(iii) any limitations on the use of such losses imposed under Section 382 of the Code (determined without regard to the transactions contemplated by this Plan);
(iv) any unrealized gain or loss in such Assets (as determined as of the Valuation Time) for federal income tax purposes; (v) the tax books and records of each Target Fund for preparing any tax returns required by law to be filed after the Closing Date; and (vi) such other tax information reasonably requested by the WFA Fund Trust.

     9. Tax Matters. Except where otherwise required by law, the parties shall not take a position on any tax returns inconsistent with the treatment of each Reorganization for tax purposes as a "reorganization," within the meaning of Section 368(a) of the Code and each Acquiring Fund and the Corresponding Target Fund will comply with the record keeping and information filing requirements of Section 1.368-3 of the Treasury Regulation in accordance therewith.

     10. Termination of Plan. The Board of either a Selling Fund Trust or a WFA Fund Trust, as the case may be, may terminate this Plan with respect to any Reorganization, by majority vote, upon notice to the other party, if: (i) the conditions precedent set forth in Sections 7 or 8, as the case may be, are not satisfied on the Closing Date; (ii) it becomes reasonably apparent to such Board that such conditions precedent will not be satisfied by the Effective Time; or
(iii) it determines that the consummation of the Reorganization is not in the best interests of the shareholders of any of its participating Funds. The termination of this Plan with respect to any Reorganization shall not affect the continued effectiveness of this Plan with respect to any other Reorganization. No Trust or Fund or any Trustee, officer, or agent of any thereof shall incur any liability or other obligation, by way of damages or otherwise, for any determination by its Board not to consummate any Reorganization for any reason or for any breach of any provision of this Agreement that results in such Reorganization not being consummated.

     11. Governing Law. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, except to the extent preempted by federal law, without regard to conflicts of law principles.

     12. Amendments. The parties may, by written agreement, amend this Plan or any annex or schedule to this Plan with respect to any Reorganization at any time, including, with respect to any Target Fund whose shareholders are being asked to approve the Reorganization, before or after such Target Fund's shareholders approve of the Reorganization; provided, however, that, after approval of this Plan by shareholders of the Target Fund, the parties may not amend this Plan in a manner that the Board of the Selling Fund Trust determines materially adversely affects the interests of the Target Fund's shareholders with respect to that Reorganization. This section shall not preclude the parties from changing the Valuation Time, Closing Date or the Effective Time of a Reorganization.

     13. Waivers. At any time prior to the Effective Time, a WFA Fund Trust or a Selling Fund Trust may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it herein or (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Each WFA Fund Trust and Selling Fund Trust agree that any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

     14. Limitation on Liabilities. The obligations of a WFA Fund Trust or a Selling Fund Trust shall not bind any of the Trustees, shareholders, nominees, officers, agents, or employees of the WFA Fund Trust or the Selling Fund Trust personally, but shall bind only the Assets and property of the particular Fund in respect of which the obligations arise. The execution and delivery of this Plan by the parties' officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Assets and the property of the Acquiring Fund or the Target Fund, as appropriate.

     Each of the parties hereby acknowledges that use of this form of agreement, governing multiple Reorganizations by various Funds, is for ease of administration only, and it is hereby acknowledged and agreed that by executing this Plan each WFA Fund Trust and each Selling Fund Trust shall be deemed to have entered into and executed a separate agreement with respect to each of its Funds separately with the other Fund(s) (and only such other Fund(s)) with which this Plan contemplates it will enter into a Reorganization, Wells Fargo Funds Management, and EIMC, each such agreement containing terms and provisions identical to those contained in this Plan, and without reference to any other entity. Notwithstanding any other provision of this Plan, each Reorganization shall for all purposes be and be deemed to be entered into between the entities named on Annex A as parties to such Reorganization, Wells Fargo Funds Management, and EIMC, and no other person or entity, whether listed on Annex A or not, shall have any obligation or incur any liability in respect of such Reorganization. For clarity and without limiting the foregoing, where a series of shares of a Trust is a party to a Reorganization, the obligations under this Plan of such series (or of the Trust with respect to such series) in respect of such Reorganization shall be those of such series alone, and shall not be obligations of or binding on (or satisfied out of the assets of) the Trust generally or any other series of the Trust.

     15. Indemnification. Each WFA Fund Trust with respect to each of its series that is an Acquiring Fund agrees to indemnify and hold harmless each of the Corresponding Target Funds of an Evergreen Fund Trust, the Trustees of the Evergreen Fund Trust of which it is a series, and the officers and agents of such Evergreen Fund Trust (each, an "Indemnified Party" and collectively, the "Indemnified Parties") against any and all losses, claims, damages, liabilities, and reasonable expenses at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any action, suit, or other proceeding, whether civil, administrative, regulatory, or criminal, before any court or administrative or legislative body, in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus/Proxy Statement, the Acquiring Fund's prospectus or statement of additional information, or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact required to be stated therein or necessary to make the statements therein not misleading, including without limitation any amounts paid by any one or more of the Indemnified Parties in a compromise or settlement of any such claim, action, suit, or proceeding, or threatened claim, action, suit, or proceeding made with the consent of Acquiring Fund, such consent not to be unreasonably withheld; unless such statement or omission was made based on and in accordance with information furnished by the Indemnified Party in respect of a Target Fund in writing (including by any electronic communication) for use in the Registration Statement. An Indemnified Party will notify the Acquiring Fund in writing within thirty days after the receipt by such Indemnified Party of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 15. Each WFA Fund Trust with respect to each of its series that is an Acquiring Fund shall be entitled to participate at its own expense in the defense of any action, suit, or other proceeding covered by this Section 15, or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties in question the defense of any such action, suit, or other proceeding, and, if the WFA Fund Trust with respect to the Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such action, suit, or other proceeding at their own expense (except as provided below in this paragraph). Notwithstanding the foregoing, counsel selected by an Indemnified Party shall conduct the defense of such Indemnified Party to the extent reasonably determined by such counsel to be necessary to protect the interests of the Indemnified Party, and the WFA Fund Trust shall indemnify the Indemnified Party for the expenses of such defense, if (1) the Indemnified Party reasonably determines that there may be a conflict between the positions of the Indemnified Party and the positions of any other Indemnified Party or other parties to the action, suit or other proceeding that are indemnified by the WFA Fund Trust or any of its affiliates and not represented by separate counsel, or the Indemnified Party otherwise reasonably concludes that representation of both the Indemnified Party and any such other Indemnified Parties or other parties by the same counsel would not be appropriate, or (2) the action, suit or proceeding involves the Indemnified Party, but not the WFA Fund Trust nor any such other Indemnified Party or other party who is indemnified by the WFA Fund Trust or any of its affiliates, and the Indemnified Party reasonably withholds consent to being represented by counsel selected by the WFA Fund Trust. If the WFA Fund Trust shall not have elected to assume the defense of any such action, suit or proceeding for an Indemnified Party within thirty days after receiving written notice thereof from the Indemnified Party, the WFA Fund Trust shall be deemed to have waived any right it might otherwise have to assume such defense.

Each WFA Fund Trust's obligation with respect to any of its series that is an Acquiring Fund under this Section 15 to indemnify and hold harmless the Indemnified Parties constitutes a guarantee of payment so that the WFA Fund Trust with respect to that Acquiring Fund will pay in the first instance any losses, claims, damages, liabilities, and reasonable expenses required to be paid by it under this Section 15 without the necessity of the Indemnified Parties' first paying the same. Each WFA Fund Trust with respect to each of its series that is an Acquiring Fund will promptly pay all expenses, including without limitation accountants' and counsel fees, incurred by an Indemnified Party from time to time in the defense or investigation of any action, suit, or other proceeding, whether civil, administrative, regulatory, or criminal, before any court or administrative or legislative body, upon demand by such Indemnified Party in advance of the final disposition of any such action, suit, or other proceeding; provided that the Indemnified Party shall have undertaken to repay the amounts so paid to him or her if it is ultimately determined by a court of competent jurisdiction upon a final, non-appealable adjudication that indemnification of such expenses is not authorized under this Section 15. The phrase "action, suit, or other proceeding, whether civil, administrative, regulatory, or criminal, before any court or administrative or legislative body," wherever used in this Section 15, includes without limitation any threatened, pending, or completed claim, demand, threat, discovery request, request for testimony or information, action, suit, arbitration, alternative dispute mechanism, review, hearing, or any formal or informal inquiry, exam, inspection, audit, or investigation, or any other proceeding, including any appeal from any of the foregoing, whether civil, criminal, administrative, regulatory, or investigative, and whether by or on behalf of any court, the SEC, or any other federal, state, or other governmental, regulatory, or administrative body, authority, or agency, or any self-regulatory organization, of any kind.

     Notwithstanding the foregoing, nothing contained within this section or elsewhere in this Plan shall permit the payment of any indemnification of any Indemnified Party in respect of any matter as to which (and then only to the extent that) such Indemnified Party shall have been finally adjudicated in such action, suit, or other proceeding (such adjudication not being subject to appeal) to be liable to the Evergreen Fund in question or its shareholders by reason of such Indemnified Party's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Indemnified Party's office.

     16. Notices. Any notice, report, statement, certificate or demand required or permitted by any provision of this Plan shall be in writing and shall be sent by a reputable overnight express carrier, or by registered or certified mail, postage prepaid, addressed as follows or to such other address of which the parties may have given notice:

For each Evergreen Fund Trust with respect to any Target Fund of an Evergreen Fund Trust:

          Evergreen Investment Management Company
          200 Berkeley Street,
          Boston, Massachusetts 02116
          Attn.:  Legal Department

With a copy (which will not constitute notice) sent at the same time and by the same means to:

          Ropes & Gray LLP
          One International Place
          Boston, MA  02110-2624
          Attention:  Timothy W. Diggins

For each WFA Fund Trust with respect to any Acquiring Fund and any Target Fund of a WFA Fund Trust:

          Karla M. Rabusch, President
          Wells Fargo Funds Trust
          Wells Fargo Variable Trust
          525 Market Street, 12(th) Floor
          San Francisco, CA 94105

With a copy (which will not constitute notice) sent at the same time and by the same means to:

          C. David Messman, Secretary
          Wells Fargo Funds Trust
          Wells Fargo Variable Trust
          45 Fremont Street, 26(th) Floor
          San Francisco, CA 94105

     17. Expenses. EIMC and Wells Fargo Funds Management hereby agree, jointly and severally, to bear all expenses incurred by any party hereto that are not otherwise borne by an affiliated person of EIMC or Wells Fargo Funds Management (which affiliated persons do not include any Fund of a WFA Fund Trust or an Evergreen Fund Trust) in connection with the

Reorganization and with this Plan (other than any brokerage or other transaction costs associated with the sale or purchase of portfolio securities in connection with the Reorganization), whether or not the Reorganization is consummated. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

     18. General. This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally. The parties may execute this Plan in counterparts, which shall be considered one and the same agreement and shall become effective when the counterparts have been executed by and delivered to all the parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers designated below to execute this Plan as of the date first written above.

                             WELLS FARGO FUNDS TRUST
                             WELLS FARGO VARIABLE TRUST
                             for themselves and with respect to the Acquiring Funds and the Target Funds that are their series as listed in Annex A:

ATTEST:

                             By:
-------------------------    -------------------------
Name:  C. David Messman      Name:  Kasey Phillips
Title: Secretary             Title: Treasurer

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers designated below to execute this Plan as of the date first written above.

                                        EVERGREEN FUND TRUST,
                                        EVERGREEN EQUITY TRUST
                                        EVERGREEN FIXED INCOME TRUST
                                        EVERGREEN INTERNATIONAL TRUST
                                        EVERGREEN MONEY MARKET TRUST
                                        EVERGREEN MUNICIPAL TRUST
                                        EVERGREEN SELECT EQUITY TRUST
                                        EVERGREEN SELECT FIXED INCOME TRUST
                                        EVERGREEN SELECT MONEY MARKET TRUST
                                        EVERGREEN VARIABLE ANNUITY TRUST
                                        for themselves and with respect to the
                                        Target Funds that are their series as
                                        listed in Annex A:

ATTEST:

                                        By:
-----------------------------------        --------------------------------
Name:  Michael H. Koonce                   Name:  W. Douglas Munn
Title:    Secretary                        Title:    President

                                        WELLS FARGO FUNDS MANAGEMENT, LLC
                                        (a party to this Plan as to Section 17
                                        only)

ATTEST:

                                        By:
-----------------------------------        ----------------------------------
Name:  C. David Messman                    Name:  Erdem Cimen
Title:    Secretary                        Title:    Senior Vice President

                                        EVERGREEN INVESTMENT MANAGEMENT COMPANY,
                                        LLC
                                        (a party to this Plan as to Section 17
                                        only)

ATTEST:

                                        By:
-----------------------------------        ------------------------------------
Name:  Michael H. Koonce                  Name:  W. Douglas Munn
Title: Secretary                          Title: Executive Managing Director

                                    ANNEX A

                          ACTIVE REORGANIZATION TABLE

          TARGET FUND                          ACQUIRING FUND               CLOSING DATE
-------------------------------    --------------------------------------   -------------
EVERGREEN FUNDAMENTAL MID CAP      MID CAP DISCIPLINED FUND (TO BE          July 16, 2010
VALUE FUND                         RENAMED SPECIAL MID CAP VALUE FUND)
  Class A                            Class A
  Class B                            Class A
  Class C                            Class C
  Class I                            Institutional Class

EVERGREEN MID CAP GROWTH FUND      MID CAP GROWTH FUND                      July 16, 2010
  Class A                            Class A
  Class B                            Class B
  Class C                            Class C
  Class I                            Institutional Class

EVERGREEN INTERNATIONAL EQUITY     INTERNATIONAL CORE FUND (TO BE RENAMED   July 16, 2010
FUND                               INTERNATIONAL EQUITY FUND)
  Class A                            Class A
  Class B                            Class B
  Class C                            Class C
  Class I                            Institutional Class (new class)
  Class R                            Class R (new class)

EVERGREEN SHORT-INTERMEDIATE       SHORT-TERM MUNICIPAL BOND FUND           July 9, 2010
MUNICIPAL BOND FUND
  Class A                            Class A
  Class B                            Class A
  Class C                            Class C
  Class I                            Class A

EVERGREEN INTERMEDIATE MUNICIPAL   INTERMEDIATE TAX/AMT-FREE FUND           July 9, 2010
BOND FUND
  Class A                            Class A
  Class B                            Class A
  Class C                            Class C
  Class I                            Administrator Class
  Class IS                           Class A

          TARGET FUND                          ACQUIRING FUND               CLOSING DATE
-------------------------------    --------------------------------------   -------------
EVERGREEN HIGH INCOME MUNICIPAL    MUNICIPAL BOND FUND                      July 9, 2010
BOND FUND
  Class A                            Class A
  Class B                            Class B
  Class C                            Class C
  Class I                            Administrator Class

EVERGREEN MUNICIPAL BOND FUND      MUNICIPAL BOND FUND                      July 9, 2010
  Class A                            Class A
  Class B                            Class B
  Class C                            Class C
  Class I                            Institutional Class

EVERGREEN CALIFORNIA MUNICIPAL     CALIFORNIA TAX-FREE FUND                 July 9, 2010
BOND FUND
  Class A                            Class A
  Class B                            Class B
  Class C                            Class C
  Class I                            Administrator Class

WFA STRATEGIC INCOME FUND          HIGH INCOME FUND                         July 9, 2010
  Class A                            Class A
  Class B                            Class B
  Class C                            Class C

EVERGREEN CORE PLUS BOND FUND      INCOME PLUS FUND                         July 9, 2010
  Class A                            Class A
  Class B                            Class B
  Class C                            Class C
  Class I                            Institutional Class

EVERGREEN U.S. GOVERNMENT FUND     GOVERNMENT SECURITIES FUND               July 9, 2010
  Class A                            Class A
  Class B                            Class B
  Class C                            Class C
  Class I                            Administrator Class

          TARGET FUND                          ACQUIRING FUND               CLOSING DATE
-------------------------------    --------------------------------------   -------------
EVERGREEN MUNICIPAL MONEY          MUNICIPAL MONEY MARKET FUND              July 9, 2010
MARKET FUND
  Class A                            Class A (new class)
  Class I                            Service Class (new class)
  Class S                            Sweep Class (new class)

EVERGREEN INSTITUTIONAL 100%       100% TREASURY MONEY MARKET FUND          July 9, 2010
TREASURY MONEY MARKET FUND
  Institutional Class                Administrator Class (new class)
  Institutional Service Class        Service Class

EVERGREEN TREASURY MONEY           TREASURY PLUS MONEY MARKET FUND          July 9, 2010
MARKET FUND
  Class A                            Class A
  Class I                            Service Class
  Class S                            Sweep Class (new class)

EVERGREEN INSTITUTIONAL TREASURY   TREASURY PLUS MONEY MARKET FUND          July 9, 2010
MONEY MARKET FUND
  Administrative Class               Institutional Class
  Institutional Class                Institutional Class
  Institutional Service Class        Service Class
  Investor Class                     Institutional Class
  Participant                        Service Class

EVERGREEN U.S. GOVERNMENT          GOVERNMENT MONEY MARKET FUND             July 9, 2010
MONEY MARKET FUND
  Class A                            Class A
  Class S                            Sweep Class (new class)

EVERGREEN INSTITUTIONAL U.S.       GOVERNMENT MONEY MARKET FUND             July 9, 2010
GOVERNMENT MONEY MARKET FUND
  Institutional Class                Institutional Class
  Institutional Service Class        Service Class
  Investor Class                     Institutional Class
  Participant Class                  Service Class

EVERGREEN PRIME CASH               HERITAGE MONEY MARKET FUND               July 9, 2010
MANAGEMENT MONEY MARKET FUND
  Administrative Class               Institutional Class
  Institutional Class                Institutional Class
  Institutional Service Class        Service Class (new class)
  Investor Class                     Institutional Class
  Participant Class                  Service Class (new class)

EVERGREEN INSTITUTIONAL MONEY      HERITAGE MONEY MARKET FUND               July 9, 2010
MARKET FUND
  Administrative Class               Institutional Class
  Institutional Class                Institutional Class
  Institutional Services Class       Service Class (new class)
  Investor Class                     Institutional Class
  Participant Class                  Service Class (new class)

EVERGREEN MONEY MARKET FUND        MONEY MARKET FUND                        July 9, 2010
  Class A                            Class A
  Class B                            Class B
  Class C                            Class C (new class)

          TARGET FUND                          ACQUIRING FUND               CLOSING DATE
-------------------------------    --------------------------------------   -------------
  Class I                            Service Class (new class)
  Class S                            Daily Class (new class)

WFA OVERLAND EXPRESS SWEEP         MONEY MARKET FUND                        July 9, 2010
  Unnamed Class                      Daily Class (new class)

EVERGREEN VA CORE BOND FUND        VT TOTAL RETURN BOND FUND                July 16, 2010
  Class 1 (will be liquidated)       N/A
  Class 2                            Class 2 (formerly unnamed class)

EVERGREEN VA SPECIAL VALUES        VT SMALL /MID CAP VALUE FUND (TO BE      July 16, 2010
FUND                               RENAMED VT SMALL CAP VALUE FUND)
  Class 1                            Class 1 (new class)
  Class 2                            Class 2 (formerly unnamed class)

EVERGREEN VA GROWTH FUND           VT SMALL CAP GROWTH FUND                 July 16, 2010
  Class 1                            Class 1 (new class)
  Class 2                            Class 2 (formerly unnamed class)

EVERGREEN VA INTERNATIONAL         VT INTERNATIONAL CORE FUND (TO BE        July 16, 2010
EQUITY FUND                        RENAMED VT INTERNATIONAL EQUITY FUND)
  Class 1                            Class 1 (new class)
  Class 2                            Class 2 (formerly unnamed class)

WFA DIVERSIFIED BOND FUND          TOTAL RETURN BOND FUND                   July 9, 2010
  Administrator Class                Administrator Class

WFA AGGRESSIVE ALLOCATION FUND     GROWTH BALANCED FUND                     July 16, 2010
  Administrator Class                Administrator Class

WFA GROWTH EQUITY FUND             DIVERSIFIED EQUITY FUND                  July 16, 2010
  Class A                            Class A
  Class B                            Class B
  Class C                            Class C
  Administrator Class                Administrator Class
  Institutional Class                Administrator Class

WFA LARGE CAP APPRECIATION FUND    CAPITAL GROWTH FUND                      July 16, 2010
  Class A                            Class A
  Class B                            Class A
  Class C                            Class C
  Administrator Class                Administrator Class
  Institutional Class                Institutional Class

WFA STABLE INCOME FUND             ULTRA SHORT-TERM INCOME FUND             July 9, 2010
  Class A                            Class A
  Class B                            Class A
  Class C                            Class C
  Administrator Class                Administrator Class

EVERGREEN CALIFORNIA MUNICIPAL     CALIFORNIA MUNICIPAL MONEY MARKET        July 9, 2010
MONEY MARKET FUND                  FUND
  Class A                            Class A
  Class I                            Service Class
  Class S                            Sweep Class (new class)

                           SHELL REORGANIZATION TABLE

          TARGET FUND                          ACQUIRING FUND               CLOSING DATE
-------------------------------    --------------------------------------   -------------
EVERGREEN EQUITY INCOME FUND     CLASSIC VALUE FUND (NEW SHELL)           July 16, 2010
  Class A                          Class A (new class)
  Class B                          Class B (new class)
  Class C                          Class C (new class)
  Class I                          Administrator Class (new class)
  Class R                          Class R (new class)

WFA SPECIALIZED FINANCIAL        CLASSIC VALUE FUND (NEW SHELL)           July 16, 2010
SERVICES FUND
  Class A                          Class A (new class)
  Class B                          Class B (new class)
  Class C                          Class C (new class)

EVERGREEN DISCIPLINED VALUE      DISCIPLINED VALUE FUND (NEW SHELL)       July 16, 2010
FUND
  Class A                          Class A (new class)
  Class B                          Class A (new class)
  Class C                          Class C (new class)
  Class I                          Administrator Class (new class)

WFA EQUITY INCOME FUND           DISCIPLINED VALUE FUND (NEW SHELL)       July 16, 2010
  Class A                          Class A (new class)
  Class B                          Class A (new class)
  Class C                          Class C (new class)
  Administrator Class              Administrator Class (new class)

WFA U.S. VALUE FUND              DISCIPLINED VALUE FUND (NEW SHELL)       July 16, 2010
  Class A                          Class A (new class)
  Class B                          Class A (new class)
  Class C                          Class C (new class)
  Administrator Class              Administrator Class (new class)
  Investor Class                   Investor Class (new class)

EVERGREEN GOLDEN LARGE CAP       LARGE CAP CORE FUND (NEW SHELL)          July 16, 2010
CORE FUND
  Class A                          Class A (new class)
  Class B                          Class A (new class)
  Class C                          Class C (new class)
  Class I                          Institutional Class (new class)

WFA LARGE COMPANY CORE FUND      LARGE CAP CORE FUND (NEW SHELL)          July 16, 2010
  Class A                          Class A (new class)
  Class B                          Class A (new class)
  Class C                          Class C (new class)
  Administrator Class              Administrator Class (new class)
  Investor Class                   Investor Class (new class)
  Institutional Class              Institutional Class (new class)

EVERGREEN LARGE COMPANY          PREMIER LARGE COMPANY GROWTH FUND        July 16, 2010
GROWTH FUND                      (NEW SHELL)
  Class A                          Class A (new class)
  Class B                          Class B (new class)
  Class C                          Class C (new class)
  Class I                          Institutional Class (new class)

          TARGET FUND                          ACQUIRING FUND               CLOSING DATE
-------------------------------    --------------------------------------   -------------
WFA LARGE COMPANY GROWTH         PREMIER LARGE COMPANY GROWTH FUND        July 16, 2010
FUND                             (NEW SHELL)
  Class A                          Class A (new class)
  Class B                          Class B (new class)
  Class C                          Class C (new class)
  Administrator Class              Administrator Class (new class)
  Investor Class                   Investor Class (new class)
  Institutional Class              Institutional Class (new class)

EVERGREEN SPECIAL VALUES FUND    SPECIAL SMALL CAP VALUE FUND (NEW        July 16, 2010
                                 SHELL)
  Class A                          Class A (new class)
  Class B                          Class B (new class)
  Class C                          Class C(new class)
  Class I                          Administrator Class (new class)
  Class R                          Class A (new class)

EVERGREEN SMALL CAP VALUE FUND   SPECIAL SMALL CAP VALUE FUND (NEW        July 16, 2010
                                 SHELL)
  Class A                          Class A (new class)
  Class B                          Class B (new class)
  Class C                          Class C (new class)
  Class I                          Administrator Class (new class)

EVERGREEN EMERGING MARKETS       EMERGING MARKETS EQUITY FUND II (NEW     July 16, 2010
GROWTH FUND                      SHELL) (TO BE RENAMED EMERGING MARKETS
                                 EQUITY FUND)
  Class A                          Class A (new class)
  Class B                          Class B (new class)
  Class C                          Class C (new class)
  Class I                          Administrator Class (new class)

WFA EMERGING MARKETS EQUITY      EMERGING MARKETS EQUITY FUND II (NEW     July 16, 2010
FUND                             SHELL) (TO BE RENAMED EMERGING MARKETS
                                 EQUITY FUND)
  Class A                          Class A (new class)
  Class B                          Class B (new class)
  Class C                          Class C (new class)
  Administrator Class              Administrator Class (new class)

EVERGREEN VA OMEGA FUND          VT OMEGA GROWTH FUND (NEW SHELL)         July 16, 2010
  Class 1                          Class 1 (new class)
  Class 2                          Class 2 (new class)

WFA VT LARGE COMPANY             VT OMEGA GROWTH FUND (NEW SHELL)         July 16, 2010
GROWTH FUND
  Unnamed share class/             Class 2 (new class)
  Class 2

EVERGREEN VA FUNDAMENTAL         VT CORE EQUITY FUND (NEW SHELL)          July 16, 2010
LARGE CAP FUND
  Class 1                          Class 1 (new class)
  Class 2                          Class 2 (new class)

WFA VT LARGE COMPANY CORE        VT CORE EQUITY FUND (NEW SHELL)          July 16, 2010
FUND
  Unnamed share class/             Class 2 (new class)
  Class 2

          TARGET FUND                          ACQUIRING FUND               CLOSING DATE
-------------------------------    --------------------------------------   -------------
WFA VT EQUITY INCOME FUND        VT INTRINSIC VALUE FUND (NEW SHELL)      July 16, 2010
  Unnamed share   class/           Class 2 (new class)
  Class 2

WFA VT C&B LARGE CAP VALUE       VT INTRINSIC VALUE (NEW SHELL)           July 16, 2010
  Unnamed Class/Class 2            Class 2 (new class)

EVERGREEN INTRINSIC VALUE FUND   INTRINSIC VALUE FUND (NEW SHELL)         July 16, 2010
  Class A                          Class A (new class)
  Class B                          Class B (new class)
  Class C                          Class C (new class)
  Class I                          Institutional Class (new class)

EVERGREEN ENHANCED S&P 500       DISCIPLINED U.S. CORE FUND (NEW SHELL)   July 16, 2010
FUND
  Class A                          Class A (new class)
  Class B                          Class A (new class)
  Class C                          Class C (new class)
  Class I                          Administrator Class (new class)
  Class IS                         Class A (new class)

EVERGREEN FUNDAMENTAL LARGE      CORE EQUITY FUND (NEW SHELL)             July 16, 2010
CAP FUND
  Class A                          Class A (new class)
  Class B                          Class B (new class)
  Class C                          Class C (new class)
  Class I                          Administrator Class (new class)

EVERGREEN OMEGA FUND             OMEGA GROWTH FUND (NEW SHELL)            July 16, 2010
  Class A                          Class A (new class)
  Class B                          Class B (new class)
  Class C                          Class C (new class)
  Class I                          Administrator Class (new class)
  Class R                          Class R (new class)

EVERGREEN GOLDEN CORE            SMALL/MID CAP CORE FUND (NEW SHELL)      July 16, 2010
OPPORTUNITIES FUND
  Class A                          Class A (new class)
  Class B                          Class A (new class)
  Class C                          Class C (new class)
  Class I                          Administrator Class (new class)

EVERGREEN GLOBAL LARGE CAP       DISCIPLINED GLOBAL EQUITY FUND (NEW      July 16, 2010
EQUITY FUND                      SHELL)
  Class A                          Class A (new class)
  Class B                          Class A (new class)
  Class C                          Class C (new class)
  Class I                          Administrator Class (new class)

EVERGREEN GLOBAL OPPORTUNITIES   GLOBAL OPPORTUNITIES FUND (NEW SHELL)    July 16, 2010
FUND
  Class A                          Class A (new class)
  Class B                          Class B (new class)
  Class C                          Class C (new class)
  Class I                          Administrator Class (new class)

EVERGREEN INTRINSIC WORLD        INTRINSIC WORLD EQUITY FUND (NEW SHELL)  July 16, 2010
EQUITY FUND

          TARGET FUND                          ACQUIRING FUND               CLOSING DATE
-------------------------------    --------------------------------------   -------------
  Class A                          Class A (new class)
  Class B                          Class A (new class)
  Class C                          Class C (new class)
  Class I                          Administrator Class (new class)

EVERGREEN STRATEGIC MUNICIPAL    STRATEGIC MUNICIPAL BOND FUND (NEW       July 9, 2010
BOND FUND                        SHELL)
  Class A                          Class A (new class)
  Class B                          Class B (new class)
  Class C                          Class C (new class)
  Class I                          Administrator Class (new class)

EVERGREEN NORTH CAROLINA         NORTH CAROLINA TAX-FREE FUND (NEW        July 9, 2010
MUNICIPAL BOND FUND              SHELL)
  Class A                          Class A (new class)
  Class B                          Class A (new class)
  Class C                          Class C (new class)
  Class I                          Institutional Class (new class)

EVERGREEN PENNSYLVANIA           PENNSYLVANIA TAX-FREE FUND (NEW SHELL)   July 9, 2010
MUNICIPAL BOND FUND
  Class A                          Class A (new class)
  Class B                          Class B (new class)
  Class C                          Class C (new class)
  Class I                          Institutional Class (new class)

EVERGREEN ADJUSTABLE RATE FUND   ADJUSTABLE RATE GOVERNMENT FUND (NEW     July 9, 2010
                                 SHELL)
  Class A                          Class A (new class)
  Class B                          Class B (new class)
  Class C                          Class C (new class)
  Class I                          Institutional Class (new class)
  Class IS                         Class A (new class)

EVERGREEN INTERNATIONAL BOND     INTERNATIONAL BOND FUND (NEW SHELL)      July 9, 2010
FUND
  Class A                          Class A (new class)
  Class B                          Class B (new class)
  Class C                          Class C (new class)
  Class I                          Institutional Class (new class)
  Class IS                         Class A (new class)

EVERGREEN NEW JERSEY MUNICIPAL   NEW JERSEY MUNICIPAL MONEY MARKET        July 9, 2010
MONEY MARKET FUND                FUND (NEW SHELL)
  Class A                          Class A (new class)
  Class I                          Service Class (new class)
  Class S                          Sweep Class (new class)

EVERGREEN NEW YORK MUNICIPAL     NEW YORK MUNICIPAL MONEY MARKET          July 9, 2010
MONEY MARKET FUND                FUND (NEW SHELL)
  Class A                          Class A (new class)
  Class I                          Service Class (new class)
  Class S                          Sweep Class (new class)

EVERGREEN PENNSYLVANIA           PENNSYLVANIA MUNICIPAL MONEY MARKET      July 9, 2010
MUNICIPAL MONEY MARKET FUND      FUND (NEW SHELL)
  Class A                          Class A (new class)

          TARGET FUND                          ACQUIRING FUND               CLOSING DATE
-------------------------------    --------------------------------------   -------------
  Class I                          Service Class (new class)
  Class S                          Sweep Class (new class)

EVERGREEN HEALTH CARE FUND       HEALTH CARE FUND (NEW SHELL)             July 16, 2010
  Class A                          Class A (new class)
  Class B                          Class B (new class)
  Class C                          Class C (new class)
  Class I                          Administrator Class (new class)

EVERGREEN PRECIOUS METALS FUND   PRECIOUS METALS FUND (NEW SHELL)         July 16, 2010
  Class A                          Class A (new class)
  Class B                          Class B (new class)
  Class C                          Class C (new class)
  Class I                          Institutional Class (new class)

EVERGREEN UTILITY &              UTILITY & TELECOMMUNICATIONS FUND (NEW   July 16, 2010
TELECOMMUNICATIONS FUND          SHELL)
  Class A                          Class A (new class)
  Class B                          Class B (new class)
  Class C                          Class C (new class)
  Class I                          Institutional Class (new class)

EVERGREEN ASSET ALLOCATION FUND  ASSET ALLOCATION FUND (NEW SHELL)        July 16, 2010
  Class A                          Class A (new class)
  Class B                          Class B (new class)
  Class C                          Class C (new class)
  Class I                          Administrator Class (new class)
  Class R                          Class R (new class)

EVERGREEN DIVERSIFIED CAPITAL    DIVERSIFIED CAPITAL BUILDER FUND (NEW    July 9, 2010
BUILDER FUND                     SHELL)
  Class A                          Class A (new class)
  Class B                          Class B (new class)
  Class C                          Class C (new class)
  Class I                          Institutional Class (new class)

EVERGREEN DIVERSIFIED INCOME     DIVERSIFIED INCOME BUILDER FUND (NEW     July 9, 2010
BUILDER FUND                     SHELL)
  Class A                          Class A (new class)
  Class B                          Class B (new class)
  Class C                          Class C (new class)
  Class I                          Institutional Class (new class)

EVERGREEN STRATEGIC GROWTH       STRATEGIC LARGE CAP GROWTH FUND (NEW     July 16, 2010
FUND                             SHELL)
  Class A                          Class A (new class)
  Class B                          Class A (new class)
  Class C                          Class C (new class)
  Class R                          Class R (new class)
  Class I                          Institutional Class (new class)
  Class IS                         Class A(new class)

          TARGET FUND                          ACQUIRING FUND               CLOSING DATE
-------------------------------    --------------------------------------   -------------
EVERGREEN INSTITUTIONAL          MUNICIPAL CASH MANAGEMENT MONEY          July 9, 2010
MUNICIPAL MONEY MARKET FUND      MARKET FUND (NEW SHELL)
  Administrative Class             Institutional Class (new class)
  Institutional Class              Institutional Class (new class)
  Institutional Service Class      Service Class (new class)
  Investor Class                   Institutional Class (new class)
  Participant Class                Service Class (new class)

EVERGREEN GROWTH FUND            TRADITIONAL SMALL CAP GROWTH FUND        July 16, 2010
                                 (NEW SHELL)
  Class A                          Class A (new class)
  Class B                          Class A (new class)
  Class C                          Class A (new class)
  Class I                          Institutional Class (new class)

EVERGREEN SMALL-MID GROWTH       GROWTH OPPORTUNITIES FUND (NEW SHELL)    July 16, 2010
FUND
  Class A                          Class A (new class)
  Class I                          Institutional Class (new class)

EVERGREEN HIGH INCOME FUND       HIGH YIELD BOND FUND (NEW SHELL)         July 9, 2010
  Class A                          Class A (new class)
  Class B                          Class B (new class)
  Class C                          Class C (new class)
  Class I                          Administrator Class (new class)

                                    SCHEDULE A

                              MATERIAL AGREEMENTS

The following agreements shall be Material Agreements:

FOR THE WFA FUND TRUSTS:

Amended and Restated Declaration of Trust of the Wells Fargo Funds Trust dated March 10, 1999, and amended and restated on March 26, 1999, August 19, 1999, November 5, 2002 and February 8, 2005.

Amended and Restated Declaration of Trust of the Wells Fargo Variable Trust dated March 10, 1999, and amended and restated on March 26, 1999, August 19, 1999, November 5, 2002 and February 8, 2005.

Amended and Restated Investment Advisory Agreement between Wells Fargo Funds Management, LLC ("Wells Fargo Funds Management") and Wells Fargo Funds Trust, dated August 6, 2003, and amended October 1, 2005 and March 27, 2009, with Schedule A amended March 27, 2009.

Amended and Restated Investment Advisory Agreement between Wells Fargo Funds Management and Wells Fargo Variable Trust, dated August 6, 2003, and amended October 1, 2005, with Schedule A amended March 28, 2008.

Amended and Restated Investment Sub-Advisory Contract among Wells Capital Management Incorporated, Wells Fargo Funds Management and Wells Fargo Funds Trust, dated March 1, 2001, with Schedule A amended August 12, 2009.

Amended and Restated Investment Sub-Advisory Contract among Wells Capital Management Incorporated, Wells Fargo Funds Management and Wells Fargo Variable Trust, dated March 1, 2001, with Schedule A amended February 8, 2006.

Investment Sub-Advisory Contract among Artisan Partners Limited Partnership, Wells Fargo Funds Management and Wells Fargo Funds Trust, dated February 1, 2005, with Appendix A dated February 1, 2005 and Appendix B amended on November 8, 2005.

Investment Sub-Advisory Contract among Cooke & Bieler, L.P., Wells Fargo Funds Management and Wells Fargo Funds Trust, dated March 24, 2004, with Appendix A amended July 18, 2008.

Investment Sub-Advisory Contract among Cooke & Bieler, L.P., Wells Fargo Funds Management and Wells Fargo Variable Trust, dated February 1, 2005, with Appendix A and Appendix B amended February 8, 2006.

Investment Sub-Advisory Contract among Evergreen Investment Management Company, LLC, Wells Fargo Funds Management and Wells Fargo Funds Trust, dated March 2, 2009, with Appendix A and Appendix B dated March 2, 2009.

Investment Sub-Advisory Contract among Evergreen Investment Management Company, LLC, Wells Fargo Funds Management and Wells Fargo Variable Trust, dated March 2, 2009, with Appendix A and Appendix B dated March 2, 2009.

Investment Sub-Advisory Contract among Global Index Advisors, Inc., Wells Fargo Funds Management and Wells Fargo Funds Trust, dated June 26, 2006, with Appendix A amended February 7, 2007 and Appendix B amended August 12, 2009.

Investment Sub-Advisory Contract among LSV Asset Management, Wells Fargo Funds Management and Wells Fargo Funds Trust, dated February 1, 2005, with Appendix A and Appendix B dated February 1, 2005.

Investment Sub-Advisory Contract among Matrix Asset Advisors, Inc., Wells Fargo Funds Management and Wells Fargo Funds Trust, dated April 11, 2005, with Appendix A amended December 1, 2007 and Schedule A amended December 1, 2007.

Investment Sub-Advisory Contract among Matrix Asset Advisors, Inc., Wells Fargo Funds Management and Wells Fargo Variable Trust, dated February 1, 2005, with Appendix A amended February 8, 2006 and Schedule A amended February 8, 2006.

Investment Sub-Advisory Contract among Nelson Capital Management, Wells Fargo Funds Management and Wells Fargo Funds Trust, dated October 1, 2008, with Appendix A and Appendix B dated October 1, 2008.

Investment Sub-Advisory Contract among Peregrine Capital Management, Inc., Wells Fargo Funds Management and Wells Fargo Variable Trust, dated March 1, 2001, with Appendix A amended February 8, 2006 and Schedule A amended May 9, 2007.

Investment Sub-Advisory Contract among Phocas Financial Corporation, Wells Fargo Funds Management and Wells Fargo Funds Trust, dated March 21, 2008, with Appendix A and Appendix B dated March 21, 2008.

Investment Sub-Advisory Contract among Dresdner RCM Global Investors LLC, Wells Fargo Funds Management and Wells Fargo Funds Trust, dated October 29, 2001, with Appendix A amended January 26, 2008 and Schedule A dated January 26, 2008.

Investment Sub-Advisory Contract among Schroder Investment Management North America, Inc., Wells Fargo Funds Management and Wells Fargo Funds Trust, dated March 1, 2001, with Appendix A and Schedule A dated May 1, 2003.

Amended and Restated Accounting Services Agreement and Amended and Restated Letter Agreement among Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust and PFPC, Inc., each dated May 10, 2006, including Exhibit A amended June 2, 2009 and Exhibit B.

Administration Agreement between Wells Fargo Funds Management and Wells Fargo Funds Trust dated March 1, 2003, with Appendix A amended August 6, 2008 and Schedule A amended August 12, 2009.

Administration Agreement between Wells Fargo Funds Management and Wells Fargo Variable Fund Trust dated March 1, 2003, with Appendix A amended February 8, 2006.

Master Custodian Agreement among State Street Bank, N.A. and Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust dated August 10, 2009, with Appendix A and Schedules A, B, C and D.

Distribution Agreement between Wells Fargo Funds Distributor, LLC and Wells Fargo Funds Trust, dated April 8, 2005, with Schedule I amended August 12, 2009.

Distribution Agreement between Wells Fargo Funds Distributor, LLC and Wells Fargo Variable Trust, dated April 8, 2005, with Schedule I amended February 8, 2006.

Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 approved by the Wells Fargo Funds Trust Board on March 28, 2008, with Appendix A amended June 2, 2009.

Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 approved by the Wells Fargo Variable Trust Board on March 28, 2008, with Appendix A amended February 8, 2006.

Expense Assumption Agreement between Wells Fargo Funds Trust and Wells Fargo Funds Management dated February 29, 2008, with Schedule A.

Amended and Restated Fee and Expense Agreement among Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Funds Management, dated October 3, 2008, with Schedule A amended August 12, 2009.

Amended and Restated Fee and Expense Agreement between Wells Fargo Variable Trust and Wells Fargo Funds Management, dated October 3, 2008, with Schedule A.

Shareholder Servicing Plan approved by the Board of Wells Fargo Fund Trust on March 27, 2009, with Appendix A amended June 2, 2009.

Amended and Restated Joint Fidelity Bond Allocation Agreement between Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust amended and restated on May 1, 2006, with Appendix A amended November 14, 2008.

Rule 18f-3 Multi-Class Plan approved by the Board of Wells Fargo Funds Trust on March 26, 1999 and amended August 6, 2008, with Appendix A amended June 2, 2009 and Appendix B amended March 28, 2008.

Amended and Restated Securities Lending Agreement between Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Funds Management and Wells Fargo Bank, N.A. amended and restated on November 1, 2008, with accompanying schedules and Letter regarding Account Revenues dated September 1, 2007.

Transfer Agency and Service Agreement among Boston Financial Data Services, Inc., Wells Fargo Funds Trust and Wells Fargo Variable Trust, dated April 11, 2005, amended on December 18, 2007 and Schedule A amended December 1, 2009.

FOR THE EVERGREEN FUND TRUSTS:

                             EVERGREEN EQUITY TRUST
  WITH RESPECT TO EVERGREEN ASSET ALLOCATION FUND, EVERGREEN DISCIPLINED VALUE FUND, EVERGREEN DIVERSIFIED CAPITAL BUILDER FUND, EVERGREEN ENHANCED S&P 500
   FUND, EVERGREEN EQUITY INCOME FUND, EVERGREEN FUNDAMENTAL LARGE CAP FUND, EVERGREEN FUNDAMENTAL MID CAP VALUE FUND, EVERGREEN GOLDEN CORE OPPORTUNITIES
  FUND, EVERGREEN GOLDEN LARGE CAP CORE FUND, EVERGREEN GROWTH FUND, EVERGREEN HEALTH CARE FUND, EVERGREEN INTRINSIC VALUE FUND, EVERGREEN LARGE COMPANY GROWTH
 FUND, EVERGREEN MID CAP GROWTH FUND, EVERGREEN OMEGA FUND, EVERGREEN SMALL CAP VALUE FUND, EVERGREEN SMALL-MID GROWTH FUND, EVERGREEN SPECIAL VALUES FUND, AND
                   EVERGREEN UTILITY & TELECOMMUNICATION FUND

ADVISORY AGREEMENTS

Investment Advisory and Management Agreement between Evergreen Equity Trust and Evergreen Investment Management Company, LLC (dated 2/12/2009, with respect to Evergreen Asset Allocation Fund, Evergreen Diversified Capital Builder Fund, Evergreen Disciplined Value Fund, Evergreen Enhanced S&P 500(R) Fund, Evergreen Equity Income Fund, Evergreen Fundamental Large Cap Fund, Evergreen Growth Fund, Evergreen Health Care Fund, Evergreen Large Company Growth Fund, Evergreen Mid Cap Growth Fund, Evergreen Omega Fund, Evergreen Small Cap Value Fund, Evergreen Special Values Fund and Evergreen Utility & Telecommunications Fund)

Investment Advisory and Management Agreement between Evergreen Equity Trust and Evergreen Investment Management Company, LLC (dated 2/12/2009, with respect to Evergreen Small-Mid Growth Fund, Evergreen Intrinsic Value Fund, Evergreen Fundamental Mid Cap Value Fund, Evergreen Golden Core Opportunities Fund, and Evergreen Golden Large Cap Core Fund)

UNDERWRITING AGREEMENTS

Principal Underwriting Agreement between Evergreen Equity Trust and Wells Fargo Funds Distributor, LLC (dated 1/4/2010)

Principal Underwriting Agreement between Evergreen Equity Trust and Kokusai Securities Company Limited (dated 1/23/1998)

Principal Underwriting Agreement between Evergreen Equity Trust and Nomura Securities Company (dated 1/23/1998)

DEFERRED COMPENSATION PLAN

Deferred Compensation Plan (dated 1/1/2005)

CUSTODIAN AGREEMENT

Custodian Agreement between Evergreen Equity Trust and State Street Bank and Trust Company (dated 9/18/1997, as amended 10/18/1999 (with respect to Evergreen Growth Fund), 7/6/2000, 6/29/2001, 6/14/2002 (with respect to Evergreen Special Values Fund), 9/11/2002 (with respect to Evergreen Asset Allocation Fund), 3/7/2005 (with respect to Evergreen Disciplined Value Fund), 10/1/2005 (with respect to Evergreen Small-Mid Growth Fund), 10/12/2005 (with respect to Evergreen Small-Mid Growth Fund), 1/19/2006, 12/7/2006, 7/16/2007 (with respect to Evergreen Fundamental Mid Cap Value Fund), and 12/10/2007 (with respect to Evergreen Golden Core Opportunities Fund and Evergreen Golden Large Cap Core
Fund))

Amended Pricing Schedule to Custodian Agreement (dated 12/19/2006)

Remote Access Services Agreement between Evergreen Equity Trust and State Street Bank and Trust Company (dated 4/4/2007)

ADMINISTRATIVE SERVICES AGREEMENT

Master Administrative Services Agreement between Evergreen Equity Trust and Evergreen Investment Services, Inc. (dated 1/2/2002)

Transfer and Assumption of Master Administrative Services Agreement between Evergreen Equity Trust, Evergreen Investment Management Company, LLC, and Evergreen Investment Services, Inc. (dated 1/1/2008)

Amended and Restated Master Transfer and Recordkeeping Agreement between Evergreen Equity Trust and Evergreen Service Company, LLC (dated 9/21/2006)

DISTRIBUTION PLANS

Distribution Plan for Class A Shares (dated 12/31/2008)

Distribution Plan for Class B Shares (dated 12/31/2008)

Distribution Plan for Class C Shares (dated 12/31/2008)

Distribution Plan for Class R Shares (dated 12/31/2008)

Distribution Plan for Class IS Shares (dated 12/31/2008)

MULTIPLE CLASS PLAN

Multiple Class Plan (dated 10/7/2003)

                         EVERGREEN SELECT EQUITY TRUST
                WITH RESPECT TO EVERGREEN STRATEGIC GROWTH FUND

ADVISORY AGREEMENT

Investment Advisory and Management Agreement between Evergreen Select Equity Trust and Evergreen Investment Management Company, LLC (dated 2/12/2009)

UNDERWRITING AGREEMENT

Principal Underwriting Agreement between Evergreen Select Equity Trust and Wells Fargo Funds Distributor, LLC (dated 1/4/2010)

DEFERRED COMPENSATION PLAN

Deferred Compensation Plan (dated 1/1/2005)

CUSTODIAN AGREEMENT

Custodian Agreement between Evergreen Select Equity Trust and State Street Bank and Trust Company (dated 9/18/1997, as amended 7/6/2000, 6/29/2001, 1/19/2006, and 12/7/2006)

Amended Pricing Schedule to Custodian Agreement (dated 1/1/2007)

ADMINISTRATIVE SERVICES AGREEMENT

Master Administrative Services Agreement between Evergreen Select Equity Trust and Evergreen Investment Services, Inc. (dated 1/2/2002)

Transfer and Assumption of Master Administrative Services Agreement between Evergreen Investment Management Company LLC, Evergreen Investment Services, Inc., and Evergreen Select Equity Trust (dated 1/1/2008)

Amended and Restated Master Transfer and Recordkeeping Agreement between Evergreen Select Equity Trust and Evergreen Service Company, LLC (dated 9/21/2006)

DISTRIBUTION PLANS

Distribution Plan for Class A Shares (dated 12/31/2008)

Distribution Plan for Class B Shares (dated 12/31/2008)

Distribution Plan for Class C Shares (dated 12/31/2008)

Distribution Plan for Class R Shares (dated 12/31/2008)

Distribution Plan for Class IS Shares (dated 12/31/2008)

MULTIPLE CLASS PLAN

Multiple Class Plan (dated 10/7/2003)

                          EVERGREEN FIXED INCOME TRUST
  WITH RESPECT TO EVERGREEN CORE PLUS BOND FUND, EVERGREEN DIVERSIFIED INCOME BUILDER FUND, EVERGREEN HIGH INCOME FUND AND EVERGREEN U.S. GOVERNMENT FUND

ADVISORY AGREEMENT

Investment Advisory and Management Agreement between Evergreen Fixed Income Trust and Evergreen Investment Management Company, LLC (dated 2/12/2009)

Letter Amendment to the Investment Advisory and Management Agreement between Evergreen Fixed Income Trust and Evergreen Investment Management Company, LLC (dated 9/19/2008, with respect to Evergreen High Income Fund)

UNDERWRITING AGREEMENT

Principal Underwriting Agreement between Evergreen Fixed Income Trust and Wells Fargo Funds Distributor, LLC (dated 1/4/2010)

DEFERRED COMPENSATION PLAN

Deferred Compensation Plan (as of 9/18/1997)

CUSTODIAN AGREEMENT

Custodian Agreement between Evergreen Fixed Income Trust and State Street Bank and Trust Company (dated 9/18/1997, as amended 7/6/2000, 6/29/2001, 1/19/2006, and 12/7/2006)

Amended Pricing Schedule to Custodian Agreement (dated 1/1/2007)

ADMINISTRATIVE SERVICES AGREEMENT

Master Administrative Services Agreement between Evergreen Fixed Income Trust and Evergreen Investment Services, Inc. (dated 1/2/2002)

Transfer and Assumption of Master Administrative Services Agreement between Evergreen Fixed Income Trust, Evergreen Investment Management Company, LLC, and Evergreen Investment Services, Inc. (dated 1/1/2008)

Amended and Restated Master Transfer and Recordkeeping Agreement between Evergreen Fixed Income Trust and Evergreen Service Company, LLC (dated 9/21/2006)

DISTRIBUTION PLANS

Distribution Plan for Class A Shares (dated 12/31/2008)

Distribution Plan for Class B Shares (dated 12/31/2008)

Distribution Plan for Class C Shares (dated 12/31/2008)

MULTIPLE CLASS PLAN

Multiple Class Plan (dated 10/7/2003)

                      EVERGREEN SELECT FIXED INCOME TRUST
WITH RESPECT TO EVERGREEN ADJUSTABLE RATE FUND, EVERGREEN INTERMEDIATE MUNICIPAL
                BOND FUND, AND EVERGREEN INTERNATIONAL BOND FUND

ADVISORY AGREEMENT

Investment Advisory and Management Agreement between Evergreen Select Fixed Income Trust and Evergreen Investment Management Company, LLC (dated 2/12/2009)

UNDERWRITING AGREEMENT

Principal Underwriting Agreement between Evergreen Select Fixed Income Trust and Wells Fargo Funds Distributor, LLC (dated 1/4/2010)

DEFERRED COMPENSATION PLAN

Deferred Compensation Plan (dated 1/1/2005)

CUSTODIAN AGREEMENT

Custodian Agreement between Evergreen Select Fixed Income Trust and State Street Bank and Trust Company (dated 11/18/1997, as amended 7/6/2000, 6/29/2001, 1/19/2006, and 12/7/2006)

Amended Pricing Schedule to Custodian Agreement (dated 1/1/2007)

ADMINISTRATIVE SERVICES AGREEMENT

Master Administrative Services Agreement between Evergreen Select Fixed Income Trust and Evergreen Investment Services, Inc. (dated 1/2/2002)

Transfer and Assumption of Master Administrative Services Agreement between Evergreen Select Fixed Income Trust, Evergreen Investment Management Company, LLC, and Evergreen Investment Services, Inc. (dated 1/1/2008)

Amended and Restated Master Transfer and Recordkeeping Agreement between Evergreen Select Fixed Income Trust and Evergreen Service Company, LLC (dated 9/21/2006)

DISTRIBUTION PLANS

Distribution Plan for Institutional Service Class Shares (dated 12/31/2008)

Distribution Plan for Class A Shares (dated 12/31/2008)

Distribution Plan for Class B Shares (dated 12/31/2008)

Distribution Plan for Class C Shares (dated 12/31/2008)

Distribution Plan for Class R Shares (dated 12/31/2008)

MULTIPLE CLASS PLAN

Multiple Class Plan (dated 10/7/2003)

                           EVERGREEN MUNICIPAL TRUST
WITH RESPECT TO EVERGREEN CALIFORNIA MUNICIPAL BOND FUND, EVERGREEN HIGH INCOME
  MUNICIPAL BOND FUND, EVERGREEN MUNICIPAL BOND FUND, EVERGREEN NORTH CAROLINA
   MUNICIPAL BOND FUND, EVERGREEN PENNSYLVANIA MUNICIPAL BOND FUND, EVERGREEN SHORT-INTERMEDIATE MUNICIPAL BOND FUND AND EVERGREEN STRATEGIC MUNICIPAL BOND
                                      FUND

ADVISORY AGREEMENT

Investment Advisory and Management Agreement between Evergreen Municipal Trust and Evergreen Investment Management Company, LLC (dated 2/12/2009)

UNDERWRITING AGREEMENT

Principal Underwriting Agreement between Evergreen Municipal Trust and Wells Fargo Funds Distributor, LLC (dated 1/4/2010)

DEFERRED COMPENSATION PLAN

Deferred Compensation Plan (dated 1/1/2005)

CUSTODIAN AGREEMENT

Custodian Agreement between Evergreen Municipal Trust and State Street Bank and Trust Company (dated 9/18/1997, as amended 7/6/2000, 6/29/2001, 1/19/2006, and
12/7/2006)

Amended Pricing Schedule to Custodian Agreement (dated 12/7/2006)

ADMINISTRATIVE SERVICES AGREEMENT

Master Administrative Services Agreement between Evergreen Municipal Trust and Evergreen Investment Services, Inc. (dated 1/2/2002)

Transfer and Assumption of Master Administrative Services Agreement (dated 1/1/2008)

Amended and Restated Master Transfer and Recordkeeping Agreement between Evergreen Municipal Trust and Evergreen Service Company, LLC (dated 9/21/2006)

DISTRIBUTION PLANS

Distribution Plan for Class A Shares (dated 12/31/2008)

Distribution Plan for Class B Shares (dated 12/31/2008)

Distribution Plan for Class C Shares (dated 12/31/2008)

MULTIPLE CLASS PLAN

Multiple Class Plan (dated 10/7/2003)

                        EVERGREEN VARIABLE ANNUITY TRUST
WITH RESPECT TO EVERGREEN VA CORE BOND FUND, EVERGREEN VA FUNDAMENTAL LARGE CAP
    FUND, EVERGREEN VA GROWTH FUND, EVERGREEN VA INTERNATIONAL EQUITY FUND,
          EVERGREEN VA OMEGA FUND AND EVERGREEN VA SPECIAL VALUES FUND

ADVISORY AGREEMENT

Investment Advisory and Management Agreement between Evergreen Variable Annuity Trust and Evergreen Investment Management Company, LLC (dated 2/12/2009)

UNDERWRITING AGREEMENT

Principal Underwriting Agreement between Evergreen Variable Annuity Trust and Wells Fargo Funds Distributor, LLC (dated 1/4/2010)

DEFERRED COMPENSATION PLAN

Deferred Compensation Plan (dated 1/1/2005)

CUSTODIAN AGREEMENT

Custodian Agreement between Evergreen Variable Annuity Trust and State Street Bank and Trust Company (dated 5/1/1998, as amended 8/10/1998 (with respect to Evergreen VA International Equity Fund), 2/1/2000 (with respect to Evergreen VA Growth Fund), 7/6/2000, 6/29/2001, 8/1/2002 (with respect to Evergreen VA Core Bond Fund), 1/19/2006, and 12/7/2006)

Amended Pricing Schedule to Custodian Agreement (dated 12/15/2006)

ADMINISTRATIVE SERVICES AGREEMENT

Master Administrative Services Agreement between Evergreen Variable Annuity Trust and Evergreen Investment Services, Inc. (dated 1/2/2002)

Transfer and Assumption of Master Administrative Services Agreement between Evergreen Variable Annuity Trust, Evergreen Investment Management Company, LLC, and Evergreen Investment Services, Inc. (dated 1/1/2008)

Amended and Restated Master Transfer and Recordkeeping Agreement between Evergreen Variable Annuity Trust and Evergreen Service Company, LLC (dated 9/21/2006)

DISTRIBUTION PLAN

Distribution Plan for Class 2 Shares (dated 12/31/2008)

MULTIPLE CLASS PLAN

Multiple Class Plan (dated 10/7/2003)

                          EVERGREEN MONEY MARKET TRUST
  WITH RESPECT TO EVERGREEN CALIFORNIA MUNICIPAL MONEY MARKET FUND, EVERGREEN MONEY MARKET FUND, EVERGREEN MUNICIPAL MONEY MARKET FUND, EVERGREEN NEW JERSEY
  MUNICIPAL MONEY MARKET FUND, EVERGREEN NEW YORK MUNICIPAL MONEY MARKET FUND, EVERGREEN PENNSYLVANIA MUNICIPAL MONEY MARKET FUND, EVERGREEN TREASURY MONEY
          MARKET FUND AND EVERGREEN U.S. GOVERNMENT MONEY MARKET FUND

ADVISORY AGREEMENT

Investment Advisory and Management Agreement between Evergreen Money Market Trust and Evergreen Investment Management Company, LLC (dated 3/12/2009)

UNDERWRITING AGREEMENT

Principal Underwriting Agreement between Evergreen Money Market Trust and Wells Fargo Funds Distributor, LLC (dated 1/4/2010)

DEFERRED COMPENSATION PLAN

Deferred Compensation Plan (dated 1/1/2005)

CUSTODIAN AGREEMENT

Custodian Agreement between Evergreen Money Market Trust and State Street Bank and Trust Company (dated 9/18/1997, as amended in 1998 (as filed with the Securities and Exchange Commission 5/31/2007, with respect to Evergreen New Jersey Municipal Money Market Fund), 7/27/1999 (with respect to Evergreen California Municipal Money Market Fund and Evergreen U.S. Government Money Market Fund), 7/6/2000, 6/19/2001, 7/1/2001 (with respect to Evergreen New York Municipal Money Market Fund), 1/19/2006, and 12/7/2006)

Amended Pricing Schedule to Custodian Agreement (dated 1/1/2007)

ADMINISTRATIVE SERVICES AGREEMENT

Master Administrative Services Agreement between Evergreen Investment Services, Inc. and Evergreen Money Market Trust (dated 1/2/2002)

Transfer and Assumption of Master Administrative Services Agreement between Evergreen Money Market Trust, Evergreen Investment Management Company, LLC, and Evergreen Investment Services, Inc. (dated 1/1/2008)

Amended and Restated Master Transfer and Recordkeeping Agreement between Evergreen Money Market Trust and Evergreen Service Company, LLC (dated 9/21/2006)

DISTRIBUTION PLANS

Distribution Plan for Class A Shares (dated 12/31/2008)

Distribution Plan for Class B Shares (dated 12/31/2008)

Distribution Plan for Class C Shares (dated 12/31/2008)

Distribution Plan for Class S Shares (dated 12/31/2008)

MULTIPLE CLASS PLAN

Multiple Class Plan (dated 10/7/2003)

                      EVERGREEN SELECT MONEY MARKET TRUST
    WITH RESPECT TO EVERGREEN INSTITUTIONAL 100% TREASURY MONEY MARKET FUND, EVERGREEN INSTITUTIONAL MONEY MARKET FUND, EVERGREEN INSTITUTIONAL MUNICIPAL
MONEY MARKET FUND, EVERGREEN INSTITUTIONAL TREASURY MONEY MARKET FUND, EVERGREEN
    INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND AND EVERGREEN PRIME CASH
                          MANAGEMENT MONEY MARKET FUND

ADVISORY AGREEMENT

Investment Advisory and Management Agreement between Evergreen Select Money Market Trust and Evergreen Investment Management Company, LLC (dated 2/12/2009)

UNDERWRITING AGREEMENT

Principal Underwriting Agreement between Evergreen Select Money Market Trust and Wells Fargo Funds Distributor, LLC (dated 1/4/2010)

DEFERRED COMPENSATION PLAN

Deferred Compensation Plan (restated as of 1/1/2005)

CUSTODIAN AGREEMENT

Custodian Agreement between Evergreen Select Money Market Trust and State Street Bank and Trust Company (dated 9/18/1997, as amended 7/27/1999 (with respect to Evergreen Institutional U.S. Government Money Market Fund), 7/6/2000, 6/29/2001, 2/15/2002 (with respect to Evergreen Prime Cash Management Money Market Fund), 1/19/2006, and 12/7/2006)

Amended Pricing Schedule to Custodian Agreement (dated 12/15/2006)

ADMINISTRATIVE SERVICES AGREEMENT

Master Administrative Services Agreement between Evergreen Investment Services, Inc. and Evergreen Select Money Market Trust (dated 1/2/2002)

Transfer and Assumption of Master Administrative Services Agreement between Evergreen Investment Management Company, LLC, Evergreen Investment Services, Inc. and Evergreen Select Money Market Trust (dated 1/1/2008)

Amended and Restated Master Transfer and Recordkeeping Agreement between Evergreen Select Money Market Trust and Evergreen Service Company, LLC (dated 9/21/2006)

DISTRIBUTION PLANS

Distribution Plan for Administrative Class Shares (dated 12/31/2008)

Distribution Plan for Investor Class Shares (dated 12/31/2008)

Distribution Plan for Institutional Service Class Shares (dated 12/31/2008)

Distribution Plan for Participant Class Shares (dated 12/31/2008)

MULTIPLE CLASS PLAN

Multiple Class Plan (dated 10/7/2003)

                         EVERGREEN INTERNATIONAL TRUST
WITH RESPECT TO EVERGREEN EMERGING MARKETS GROWTH FUND, EVERGREEN GLOBAL LARGE CAP EQUITY FUND, EVERGREEN GLOBAL OPPORTUNITIES FUND, EVERGREEN INTERNATIONAL EQUITY FUND, EVERGREEN INTRINSIC WORLD EQUITY FUND AND EVERGREEN PRECIOUS METALS
                                      FUND

ADVISORY AGREEMENTS

Investment Advisory and Management Agreement between Evergreen International Trust and Evergreen Investment Management Company, LLC (dated 2/12/2009, with respect to Evergreen Emerging Markets Growth Fund, Evergreen Global Large Cap Equity Fund, Evergreen Global Opportunities Fund, Evergreen International Equity Fund and Evergreen Precious Metals Fund)

Investment Advisory and Management Agreement between Evergreen International Trust and Evergreen Investment Management Company, LLC (dated 3/12/2009, with respect to the Evergreen Intrinsic World Equity Fund)

UNDERWRITING AGREEMENT

Principal Underwriting Agreement between Evergreen International Trust and Wells Fargo Funds Distributor, LLC (dated 1/4/2010)

DEFERRED COMPENSATION PLAN

Deferred Compensation Plan (dated 1/1/2005)

CUSTODIAN AGREEMENT

Custodian Agreement between Evergreen International Trust and State Street Bank and Trust Company (dated 6/29/2001, as amended 1/19/2006, 12/7/2006, and 12/7/2006 (with respect to Evergreen Intrinsic World Equity Fund)

Amended Pricing Schedule to Custodian Agreement (dated 12/15/2006)

ADMINISTRATIVE SERVICES AGREEMENT

Master Administrative Services Agreement between Evergreen International Trust and Evergreen Investment Services, Inc. (dated 1/2/2002)

Transfer and Assumption of Master Administrative Services Agreement between Evergreen Investment Management Company, LLC, Evergreen Investment Services Inc., and Evergreen International Trust (dated 1/1/2008)

Amended and Restated Master Transfer and Recordkeeping Agreement between Evergreen International Trust and Evergreen Service Company, LLC (dated 9/21/2006)

Letter Amendment to Master Transfer and Recordkeeping Agreement between Evergreen International Trust and Evergreen Service Company, LLC (dated 12/7/2006, with respect to Evergreen Intrinsic World Equity Fund)

DISTRIBUTION PLANS

Distribution Plan for Class A Shares (dated 12/31/2008)

Distribution Plan for Class B Shares (dated 12/31/2008)

Distribution Plan for Class C Shares (dated 12/31/2008)

Distribution Plan for Class R Shares (dated 12/31/2008)

MULTIPLE CLASS PLAN

Multiple Class Plan (dated 10/7/2003)